Exhibit 99.1
Phase II — IV Clinical Services Business

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
Kendle International, Inc.
Cincinnati, Ohio
We have audited the accompanying combined balance sheet of the Phase II-IV Clinical Services Business (the “Company”) as of October 20, 2004, and the related combined statement of operations, changes in invested equity and total comprehensive income, and cash flows for the period from January 1, 2004 to October 20, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such combined financial statements present fairly, in all material respects, the financial position of the Phase II-IV Clinical Services Business as of October 20, 2004, and the results of its operations and cash flows for the period from January 1, 2004 to October 20, 2004, in conformity with accounting principles generally accepted in the United States of America.
The Phases II-IV Clinical Service business is comprised of a portion of Inveresk Research Group, Inc.'s clinical trials management services, including medical data sciences services and regulatory support to the pharmaceutical and biotechnology industries, which were historically integrated with the businesses of Inveresk Research Group, Inc.; consequently, as indicated in Note 1 to the financial statements, these financial statements have been derived from the combined financial statements and accounting records of Inveresk Research Group, Inc., and reflect significant assumptions and allocations. Accordingly, these financial statements do not necessarily reflect the financial position, results of operations, and cash flows of the Phase II-IV Clinical Service business had it been a stand-alone company.
/s/ DELOITTE & TOUCHE LLP
Cincinnati, Ohio
November 1, 2006

Phase II — IV Clinical Services Business
COMBINED STATEMENT OF OPERATIONS
(dollars in thousands)

January 1 to
October 20,
2004
Net sales	$93,623
Cost of sales	71,341

Gross profit	22,282
Selling, general and administrative	15,433
Amortization of intangibles	1,121

Operating income	5,728
Other income (expense)
Interest income	77
Interest expense	(1,740)
Other, net	19

Income before income taxes	4,084
Provision for income taxes	258

Net income	$3,826

The accompanying notes are an integral part of the combined financial statements.

Phase II — IV Clinical Services Business
COMBINED BALANCE SHEET
(dollars in thousands)

October 20,
2004
Assets
Current assets
Cash and cash equivalents	$12,862
Trade receivables, net	28,544
Restricted cash	1,451
Deferred income taxes	2,915
Other current assets	2,027

Total current assets	47,799
Property, plant and equipment, net	9,659
Goodwill	51,040
Other intangibles, net	1,745
Deferred income taxes	12,907

Total assets	$123,150

Liabilities and Parent’s Deficit
Current liabilities
Accounts payable	$2,850
Accrued taxes payable	93
Accrued compensation	1,845
Deferred income	28,481
Accrued liabilities	5,287

Total current liabilities	38,556
Payable to Parent	101,738
Other long-term liabilities	2,261

Total liabilities	142,555

Commitments and contingencies

Parent’s deficit
Parent’s deficit	(22,401)
Accumulated Other Comprehensive Income	2,996

Total parent’s deficit	(19,405)

Total liabilities and net investment	$123,150

The accompanying notes are an integral part of the combined financial statements.

Phase II — IV Clinical Services Business
COMBINED STATEMENT OF CHANGES IN INVESTED EQUITY AND TOTAL COMPREHENSIVE INCOME
(dollars in thousands)

January 1 to
October 20,
2004
Parent’s deficit:
Balance, December 31, 2003	$(16,751)
Net transfers to parent	(9,476)
Net income	3,826

Balance, October 20, 2004	(22,401)

Accumulated other comprehensive income:
Balance, December 31, 2003	2,603
Foreign currency translations	393

Balance, October 20, 2004	2,996

Total parent’s deficit	$(19,405)

Total comprehensive income:
Net income	$3,826
Other comprehensive income	393

Total comprehensive income	$4,219

The accompanying notes are an integral part of the combined financial statements.

Phase II — IV Clinical Services Business
COMBINED STATEMENT OF CASH FLOWS
(dollars in thousands)

January 1 to
October 20,
2004
Cash flows relating to operating activities:
Net income	$3,826
Depreciation and amortization	3,143
Deferred income taxes	(3,398)
Foreign currency gains and losses	397
Loss on sale of property and equipment	321
Changes in assets and liabilities:
Trade receivables	5,040
Restricted cash	460
Other current assets	556
Accounts payable	(1,979)
Accrued expenses	(10,652)
Deferred income	2,757
Income taxes payable	147
Other liabilities	2,266

Net cash provided by operating activities	2,884

Cash flows relating to investing activities
Capital expenditures	(1,692)

Net cash used in investing activities	(1,692)
Cash flows relating to financing activities
Due to parent	(191)

Effect of exchange rate changes on cash and cash equivalents	45

Net change in cash and cash equivalents	1,046
Cash and cash equivalents, beginning of period	11,816

Cash and cash equivalents, end of period	12,862

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$0
Cash paid (received) during the period for income taxes	$(355)
The accompanying notes are an integral part of the combined financial statements.

Phase II — IV Clinical Services Business
NOTES TO COMBINED FINANCIAL STATEMENTS
(dollars in thousands)
1. Background and Basis of Presentation
Background
The accompanying combined financial statements are those of the Phase II-IV Clinical Services business (“King”) of Inveresk Research Group, Inc. (the “Parent”). King is a leading provider of Phase II-IV clinical trials management services, including medical data sciences services and regulatory support to the pharmaceutical and biotechnology industries on a worldwide basis.
Inveresk Research Group, Inc. (the “Company”) provided drug development services to companies in the pharmaceutical and biotechnology industries. Through the Company’s pre-clinical and clinical business segments, it offered a broad range of drug development services, including pre-clinical safety and pharmacology evaluation, laboratory sciences services and clinical development services. The Phase II-IV Clinical Services Business was the clinical business segment of Inveresk Research Group, Inc. The Company’s client base included major pharmaceutical companies, as well as many biotechnology and specialty pharmaceutical companies.
Merger with Charles River Laboratories International, Inc.
On October 20, 2004, the Parent’s shareholders approved a merger agreement with Charles River Laboratories International, Inc. (“CRL”) which included the King business. After the merger, the King business consisted of Inveresk Research, Inc. and Charles River Laboratories Clinical Services GmbH. Under the terms of the merger agreement, Inveresk shareholders received 0.48 shares of CRL’s common stock and $15.15 in cash for each share of Inveresk common stock they owned. The purchase price of $1,458,057 consisted of $841,042 representing the fair value of CRL’s common stock of 18,451,996 shares issued, $582,391 of cash consideration, the fair value of CRL’s stock options exchanged for Inveresk stock options and transaction costs incurred by CRL. CRL utilized $161,229 of available cash and $500,000 of borrowings under the credit facility for the cash consideration paid to Inveresk shareholders and to pay off Inveresk’s existing credit facility of approximately $78,838.
The purchase price received by the Parent’s shareholders was as follows:

Stock consideration	$841,042
Cash consideration	582,391
Fair value of stock options exchange	30,350
Transaction costs	4,274

Purchase price	1,458,057
Cash acquired by CRL	(41,726)

Purchase price, net of cash acquired	$1,416,331

Basis of Presentation
The accompanying combined financial statements are those of King and include all assets, liabilities and expenses directly attributable to King, as well as reasonable estimated allocations of corporate, general and administrative assets, liabilities, and other functions and services provided by the Parent. All significant intra-company transactions and balances have been eliminated in combination.
King’s costs and expenses include allocations from the Parent for centralized corporate management and administrative costs which provide benefits to both King and other businesses of the Parent. Management believes the assumptions used to prepare King’s combined financial statements from the historical statements of the Parent are reasonable. However, the financial information included herein may not necessarily reflect the combined financial position, operating results, changes in invested equity and cash flows of King in the future or what they would have been had King been a separate, stand-alone entity during the period presented. Because a direct ownership relationship did not exist among all the various units comprising King, the Parent’s net investment in King is shown in lieu of stockholders’ equity in the financial statements.
The following assumptions related to allocations are reflected in the combined financial statements:
Corporate Costs
Corporate costs represent costs associated with management and administrative functions located at the Parent’s headquarters in Edinburgh, Scotland. These costs include accounting, executive compensation, legal, investor relations, pension, general insurance, rent, depreciation and other miscellaneous expenses and were allocated based on King’s revenue as a percentage of total consolidated Parent revenue since they provide benefit to both King and other businesses of the Parent. In addition, stock compensation expense, severance expense and foreign exchange costs have been allocated to the combined financial statements on a similar basis. Additionally, interest expense of approximately $1.7 million has been allocated to King based on its weighted average share of the Parent’s total debt. While management believes the allocations have been made in a reasonable manner, the results are not indicative of expenses which might have been incurred by the King business had it operated as a stand-alone entity during that time, nor are the results an indication of how it is expected to operate as a stand-alone entity in the future.
Goodwill and Intangible Assets
Goodwill and certain other intangible assets resulting from the acquisition of PharmaResearch Corporation (“PRC”) by the Parent in July, 2003 and Clintrials Research, Inc (“Clintrials”) in April, 2001 have been recorded in the combined financial statements.
Pension and Other Benefit Plans
The Parent has a defined contribution plan and a defined benefit pension plan which covers certain UK employees of King. The UK pension plan has two participating employers who are subsidiaries of the Parent and are not part of King. Certain employees of these subsidiaries work solely on King business. Historically, their costs have been allocated to King on a monthly basis as part of the Parent’s normal business practice.

Income Taxes
The Parent and certain subsidiaries file a U.S. consolidated federal income tax return. In addition, separate tax returns are filed in a number of non-U.S. jurisdictions. These tax filings include all activities of King. The accompanying combined financial statements reflect the deferred tax assets and liabilities and related income tax provision as if King’s activities in each tax jurisdiction were prepared on a separate return basis.
2. Summary of Significant Accounting Policies
Use of Estimates
The preparation of combined financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent liabilities. On an ongoing basis, management evaluates its estimates, including those related to investments, goodwill, intangible and other long-lived assets, bad debts, income taxes, pensions, inter-company cost allocations, contingencies and litigation. Management bases its estimates on historical experience and on appropriate and customary assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ significantly from these estimates.
Cash
As of October 20, 2004, King had cash of $12,862. Restricted cash represents money held in escrow for certain clients for use on their studies and totaled $1,451.
Significant Customers
During the period from January 1 to October 20, 2004, revenues from one customer represented 11.6% of total net sales. Accounts receivable for this customer were approximately $1,722 at October 20, 2004. There were no other customers that accounted for more than 10% of revenues or accounts receivable during this period.
Trade Receivables and Concentrations of Credit Risk
King records trade receivables net of allowance for doubtful accounts. King establishes an allowance for doubtful accounts which it believes is adequate to cover anticipated losses on the collection of all outstanding trade receivable balances. The adequacy of the doubtful account allowance is based on historical information, a review of major customer accounts, receivable balances and management’s assessment of current economic conditions. The allowance for doubtful accounts was $334 as of October 20, 2004. The composition of the allowance for doubtful accounts is as follows:

Amount
Allowance at January 1, 2004	$175
Additions	159

Write-offs	-0-

Allowance at October 20, 2004	$334

The composition of net trade receivables is as follows:

October 20, 2004
Customer receivables	$18,640
Unbilled revenue	10,283

Total	28,878
Less allowance for doubtful accounts	(334)

Net trade receivables	$28,544

Financial instruments that potentially subject King to concentrations of credit risk consist primarily of trade receivables from customers in the pharmaceutical and biotechnology industries. King believes its exposure to credit risk to be minimal, as these industries have experienced significant growth and the customers are predominantly well established and viable.
Other Current Assets
Other current assets consist of assets King will utilize within the next twelve months.
The composition of other current assets is as follows:

October 20, 2004
Deposits	$344
Computer licenses and leases	590
Employee related	142
Other	952

$2,028

Property, Plant and Equipment
Property, plant and equipment, including improvements that significantly add to productive capacity or extend useful life, are recorded at cost, while maintenance and repairs are expensed as incurred. Depreciation is calculated for financial reporting purposes using the straight-line method based on the estimated useful lives of the assets as follows: machinery and equipment, 2 to 9 years; furniture and fixtures, 5 to 7 years; vehicles, 2 to 4 years; and leasehold improvements, the shorter of estimated useful life or the lease periods.
The composition of net property, plant and equipment is as follows:

October 20, 2004
Computer equipment	$11,141
Leasehold improvements	4,685
Office furniture and fixtures	2,571
Software	4,666
Vehicles	122

Total	$23,185
Less accumulated depreciation	13,526

Net property, plant and equipment	$9,659

Depreciation expense for the period from January 1 to October 20, 2004 was $2,144.

Goodwill and Other Intangible Assets
King accounts for goodwill and other intangible assets in accordance with Statement of Financial Accounting Standards, “SFAS” No. 142, “Goodwill and Other Intangible Assets,” which establishes financial accounting and reporting standards for acquired goodwill and other intangible assets. SFAS No. 142 requires that indefinite-lived intangible assets are no longer amortized but are reviewed at least annually for impairment. Separate intangible assets that have finite useful lives continue to be amortized over their estimated useful lives.
SFAS No. 142 also requires that goodwill be tested at least annually for impairment using a two-step process. Such evaluation is based on a two-step test starting with a comparison of the carrying amount of the reporting unit to the fair value of the reporting unit. If the carrying amount of the reporting unit exceeds the fair value, the second phase of the test measures the impairment.
The Parent identified King as a reporting unit and completed the annual impairment test at December, 2003 and concluded there was no impairment of goodwill. The identification and valuation of these intangible assets and the determination of the estimated useful lives at the time of acquisition require significant management judgments and estimates. These estimates are made based on, among others, input from an accredited independent valuation consultant, reviews of projected future income cash flows and statutory regulations. The use of alternative estimates and assumptions could increase or decrease the estimated fair value of our goodwill and other intangible assets, and potentially result in a different impact to our results of operations. No testing of impairment was done in 2004, however, In October, 2004 the Parent, including King, was sold to Charles River Laboratories. Proceeds of the sale, net of all transaction costs, exceeded book value.
Impairment of Long-Lived Assets
King evaluates long-lived assets for impairment in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. As such, an evaluation is performed whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposal is less than its carrying amount. In such instances, the carrying value of long-lived assets is reduced to the estimated fair value, as determined using an appraisal or discounted cash flows, as appropriate. No impairment existed at October 20, 2004.
Stock-Based Compensation Plans
Certain King employees participate in stock compensation plans of the Parent. Employee stock awards under the compensation plans of the Parent are accounted for as if they were issued by King. As permitted under SFAS No. 123, “Accounting for Stock-Based Compensation,” King accounts for its stock-based compensation plans using the intrinsic value method prescribed by Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees” and Financial Accounting Standards Board (FASB) Interpretation No. 44 (FIN 44), “Accounting for Certain Transactions Involving Stock Compensation — an interpretation of APB Opinion No.

25.” King recognizes compensation expenses for fixed restricted stock grants over the restriction period.
SFAS No. 123 requires the presentation of certain pro forma information as if employee stock options had been accounted for under the fair value method. For purposes of this disclosure, the fair value of stock option grants was estimated using the Black-Scholes option-pricing model with the following weighted average assumptions used for option grants:

2004
Risk-free interest rate	3.0%
Volatility factor	60.0%
Weighted average expected life (years)	1.9
Expected dividend yield	0.0%
The Black-Scholes option valuation method was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because King’s employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimates, in management’s opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options. However, for the period presented, management believes the Black-Scholes model is the most appropriate option valuation model.
The Parent has stock-based compensation plans for its employees and directors. The pro forma amount has been adjusted for the effect of recording compensation cost for the Parent’s stock option plan for grants awarded to King employees. The amounts have been determined based upon the fair value at the grant date for awards under these plans consistent with the methodology prescribed under SFAS No.123 as amended by SFAS No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure, an Amendment of FASB Statement No. 123 for the period from January 1 to October 20, 2004 and are presented below:

January 1 to
October 20, 2004
Net income as reported	$3,826
Add: Stock-based employee compensation included in reported net income, net of tax	—
Less: Total stock-based employee compensation expense determined under the fair value method for all awards, net of tax	2,754

Pro forma net income	$1,072

The above pro forma compensation expense relates to options held by employees dedicated solely to King activities.
Revenue Recognition
King recognizes revenue related to its services in accordance with the SEC Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition.”
King’s revenue is comprised of clinical Phase II to IV trials as well as clinical trials management services and is generally evidenced by customer contracts. King provides clinical trials management services which include customized program management to coordinate and manage clinical trial programs.
Revenues are earned by performing services primarily under fixed-price contracts. Revenues from contracts are generally recognized on the percentage of completion method, measured principally by the total costs incurred as a percentage of estimated total costs for each contract. This method is used because management considers total costs incurred to be the best available measure of progress on these contracts. The estimated total costs of contracts are reviewed and revised periodically throughout the lives of the contracts with adjustment to revenues resulting from such revisions being recorded on a cumulative basis in the period in which the revisions are made. Hence, the effect of the changes on future periods of contract performance is recognized as if the revised estimates had been the original estimates. When estimates indicate a loss, such loss is provided in the current period in its entirety. Because of the uncertainties inherent in estimating costs, it is at least reasonably possible that the estimates used will change in the near term and could result in a material change. Work is also performed under time-and-materials contracts, recognizing revenue as hours are worked based on the hourly billing rate for each contract. Additionally, the Company recognizes revenue under units-based contracts by multiplying units completed by the applicable contract per-unit price.
Direct costs consist of compensation and related fringe benefits for project-related associates, unreimbursed project-related costs and an allocated portion of indirect costs including facilities, information systems, and other costs. Selling, general, and administrative costs are charged to expense as incurred.
Amendments to contracts resulting in revisions to revenues and costs are recognized in the period in which the revisions are negotiated. Included in accounts receivable are unbilled accounts receivable, which represent revenue recognized in excess of amounts billed. Advance billings represent amounts billed in excess of revenue recognized.

Deferred and unbilled revenue is recognized in the combined balance sheets. In some cases, a portion of the contract fee is paid at the time the study is initiated. These advances are deferred and recognized as revenue as services are performed. Unbilled services are recorded for revenues recognized to date and relate to amounts that are currently unbillable to the customer pursuant to contractual terms. In general, amounts become billable upon the achievement of milestones or in accordance with predetermined payment schedules.
Investigator and Project Costs
In addition to various contract costs previously described, the Company incurs costs, in excess of contract amounts, which are reimbursable by its customers. Emerging Issues Task Force (EITF) 01-14, “Income Statement Characterization of Reimbursements Received for Out-of-Pocket Expenses Incurred”, requires the Company to include amounts paid to investigators and other out-of-pocket costs as reimbursable out-of-pocket revenues and reimbursable out-of-pocket expenses in the Consolidated Statements of Operations. In certain contracts, these costs are fixed by the contract terms, so the Company recognizes these costs as part of net service revenues and direct costs.
Fair Value of Financial Instruments
The carrying amounts of the King’s significant financial instruments, which include accounts receivable and accounts payable, approximate their fair values at October 20, 2004.
Income Taxes
Historically King’s U.S. results of operations have been included in the Parent’s U.S. consolidated federal income tax returns. Income tax provision reported in King’s statement of operations has been calculated on a separate tax return basis. Therefore, the taxes presented in the accompanying combined financial statements are not necessarily reflective of the tax strategies that King would have followed or will follow as a separate stand-alone company.
King accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes.” The asset and liability approach underlying SFAS No. 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and tax basis of King’s assets and liabilities. A valuation allowance is provided for deferred tax assets if it is more likely than not that these items will expire before King is able to realize their benefits or that their future deductibility is uncertain.
Pension Obligations
The Parent recognizes obligations associated with its defined benefit pension plans in accordance with SFAS No. 87, “Employers Accounting for Pensions.” Assets, liabilities and expenses are calculated by accredited independent actuaries. As required by SFAS No. 87, the Parent is required to make certain assumptions to value the plan assets and liabilities. These assumptions are reviewed annually, or whenever otherwise required by SFAS No. 87, based on reviews of current plan information and consultations with independent investment advisors and actuaries. The selection of assumptions requires a high degree of judgment and may materially change from period to period. The Parent does not offer other defined benefits associated with post-retirement benefit plans other than pensions. The Parent adopted the disclosure requirements under SFAS No. 132R, “Employers’ Disclosure about Pensions and Other Postretirement Benefits, an Amendment of FASB Statements No. 87, 88 and 106,” as of October 20, 2004 for both domestic and foreign defined benefit plans.
Foreign Currency Translation
The functional currencies of King’s foreign subsidiaries are in local currency. In accordance with SFAS No. 52, “Foreign Currency Translation,” the financial statements of these subsidiaries are translated into U.S. dollars as follows: assets and liabilities at year-end exchange rates; income, expenses and cash flows at average exchange rates; and shareholders’ equity at historical exchange rates. The resulting translation adjustment is recorded as a component of accumulated other comprehensive income in the accompanying combined statement of changes in invested equity and total comprehensive income. Exchange gains and losses on foreign currency transactions are recorded as other income or expense. Exchange gains and losses recorded as other income or expense were immaterial in the period from January 1 through October 20, 2004.
Comprehensive Income
Comprehensive income includes net income and the change in accumulated other comprehensive income. King’s accumulated other comprehensive income shown on the combined balance sheet consists solely of foreign currency translation adjustments which are not adjusted for income taxes since they relate to indefinite investments in non-U.S. operations.
New Accounting Pronouncements
On December 16, 2004, the Financial Accounting Standards Board issued SFAS No. 123 (revised 2004), “Shared-Based Payment,” which is a revision of SFAS No. 123. SFAS No. 123(R) supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and amends SFAS No. 95, “Statement of Cash Flows.” Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. This revised standard will be effective for King beginning with the first quarter in 2006.
As permitted by SFAS No. 123, King currently accounts for share-based payments to employees using APB 25 intrinsic value method and, as such, generally recognizes no compensation cost for employee stock options. Accordingly, the adoption of SFAS No. 123(R)’s fair value method will have an impact on King’s result of operations, although it will have no impact on King’s overall financial position. The impact of the modified prospective adoption of SFAS No. 123(R) cannot be estimated at this time because it will depend on levels of share-based payments granted in the future. However, had King adopted SFAS No. 123(R) in prior periods, the impact of that standard would have approximated the impact of SFAS 123 as described in the disclosure of pro forma net income above.
3. Business Acquisitions
On July 29, 2003 the Parent acquired all of the outstanding capital stock of PharmaResearch Corporation (“PharmaResearch”) for $43.2 million, financed through bank borrowings. The results of operations of PharmaResearch have been included in the combined financial statements of the Parent since that date. PharmaResearch was a U.S.-based drug development services group focused on the provision of Phase II-IV clinical trials support services, principally in the areas of respiratory and infectious diseases. PharmaResearch was based in Morrisville and Wilmington, North Carolina, with foreign operations based in the U.K., France, Spain and China. The results of PharmaResearch have been included in the King financial statements for the period from January 1 to October 20, 2004.
Restructuring and Integration of PharmaResearch
The Parent established a plan at the acquisition date, July 29, 2003, to integrate the operations of PharmaResearch with its existing operations. The actions covered by the integration included a reduction of 58 employees (37 employees of PharmaResearch and 21 employees of the Parent), the relocation of the Morrisville, North Carolina operations of PharmaResearch to the Parent’s premises in Cary, North Carolina, integration of certain administrative functions and operating entities between the two businesses, combination of the PharmaResearch operations in London, Paris and Madrid with those of the Parent and the closure of certain office premises.
In connection with the integration plan the Parent recorded a provision of $2.6 million that was reflected in the purchase price allocation and a provision of $1.1 million that was reflected in the combined statement of operations in restructuring and integration costs arising from business acquisitions in 2003. The Parent implemented the headcount reductions in early September, with 37 former PharmaResearch employees and 21 former employees of the Parent being terminated during September 2003. By January 2004, the employees based at the PharmaResearch facility in Morrisville, North Carolina were relocated to a nearby facility in Cary, North Carolina and the office in China was closed. The following amounts have been recorded in respect of the restructuring plan (in thousands):

	Severance and related costs		Other costs
					Lease
					termination and
	Pharma				abandonment
	Research	Inveresk	Pharma Research	Inveresk	costs
Balance at January 1, 2004	$313	$—	$106	$68	$1,137
Reclassification	—	—	331	—	(331)
Additional provision for the period January 1 to October 20, 2004	—	—	—	—	105
Utilized during the period January 1 to October 20, 2004	(297)	—	(208)	(68)	(304)
Net release to reduce goodwill during the period January 1 to October 20, 2004	(6)	—	(139)	—	(56)
Translation adjustment	—	—	1	—	16

Balance at October 20, 2004	$10	$—	$91	$—	$567

The Parent expects the remaining provisions for severance costs to be utilized in 2004. The lease termination and abandonment costs will be utilized within the next twelve months.
4. Goodwill and Other Intangible Assets
Goodwill and certain other intangible assets resulting from the acquisition of Clintrials and PRC by the Parent in April, 2001 and August, 2003 respectively have been recorded in the combined financial statements of King. No testing of impairment was done in 2004 however the Parent, including King, was sold in October, 2004 to Charles River Laboratories for an amount greater than book value.
The following table displays goodwill and other intangible assets subject to amortization:

	October 20, 2004
	Gross
	Carrying	Accumulated
	Amount	Amortization
Goodwill	$51,040	$—

Other intangible assets subject to amortization	3,446	1,701

Total other intangible assets	$3,446	$1,701

Estimated amortization expense for the next five years is as follows:

Remainder of 2004	$436
2005	1,309
Amortization expense for the period from January 1 to October 20, 2004 was approximately $1.1 million.
5. Income Taxes
An analysis of the components of King’s income before income taxes and the related provision for income taxes is presented below:

January 1 to
October 20,
2004
Income before income taxes
U.S.	$1,039
Non-U.S.	3,045

$4,084

Income tax provision
U.S.	$64
Non-U.S.	194

Total tax provision	$258

Reconciliations of the statutory U.S. federal income tax rate to effective rate are as follows:

Tax at statutory U.S. rate	34%
Meals and Entertainment	.5%
Reversal of Valuation Allowance	-9.2%
Effects of Foreign Income Taxes	-20.6%
State and local taxes, net of federal	1.6%

Total	6.3%

Net deferred taxes, detailed below, recognize the impact of temporary differences between the amounts of assets and liabilities recorded for financial statement purposes and such amounts measured in accordance with tax laws.

	Current	Non-Current	Total
Building sublease	$—	$325	$325
Compensation related	53	—	53
Bad Debt Reserve	67	—	67
Warranty Reserve	212	—	212
Net operating loss and credit carryforward	—	12,925	12,925
Intangibles	—	(417)	(417)
Deferred income	2,583	—	2,583
Accruals	—	691	691
Depreciation	—	(617)	(617)

Total deferred taxes	$2,915	$12,907	$15,822

As of October 20, 2004, King had total U.S. net operating loss carryforward of approximately $33,525 which will begin to expire in 2024 and EAP net operating loss carryforwards of $12,819 which may be carried forward indefinitely.
6. Employee Benefits
401(k) Employee Savings Plan
The Parent’s defined contribution plan qualifies under section 401(k) of the Internal Revenue Code. It covers substantially all U.S. employees of King and contains a provision whereby the Parent matches a percentage of employee contributions. The costs associated with the defined contribution plan totaled $373 for the period from January 1 to October 20, 2004 for King employees.
Pension Plans
For certain UK employees, the Parent has both a defined contribution plan and a defined benefit pension plan. Contributions under the defined contribution plan are determined as a percentage of gross salary. The UK defined benefit pension plan has two participating employers who are subsidiaries of the Parent and are not part of King. Certain employees of these subsidiaries work solely on activities related to the King business. Historically, their costs have been allocated to King on a monthly basis as part of the Parent’s normal business practice and are therefore included in the historical King financial statements.
King’s expense related to this plan for the period from January 1 to October 20, 2004 is $196.

7. Stock Compensation Plans
King has no separate employee stock option plan; however, employees of King participate in the Parent’s stock option plans. These plans provide for the grant of incentive and nonqualified stock options, stock appreciation rights, restricted or unrestricted common stock and other equity awards. Under the Parent’s plans, all of which are fixed accounting plans, options are granted to purchase common stock at 100% of the fair market value on the date of grant. Options granted to employees vest in equal installments generally over one to three years and have a maximum term of 10 years. In addition, a number of grants made to King employees vested immediately.

The following table summarizes stock option activities under the Parent’s plans as it relates to King employees who participate in these plans:

			Weighted
			Average
	Shares	Range Exercise Price	Exercise Price
Options outstanding as of December 27, 2003	124,585	$0.30 - $27.74	$18.87
Options granted	64,480	$36.94 - $57.43	$38.46
Options exercised	(34,167)	$.30 - $27.74	$15.07
Options canceled	(324)	$16.56 -- 16.56	$16.56
Options outstanding as of October 20, 2004	154,573	$0.30 - $57.43	$27.89
Options exercisable as of October 20, 2004	34,144	$0.30 - $27.74	$18.63

	OPTIONS OUTSTANDING			OPTIONS EXERCISABLE
	Outstanding as of	Weighted Average	Weighted	Exercisable as of	Weighted
Range of	October 20,	Remaining Contractual	Average	October 20,	Average
Exercise Prices	2004	Life (years)	Exercise Price	2004	Exercise Price
$0.00 - $12.50	3,566	6.7	$0.48	3,566	$0.48
$12.51 - $25.00	50,027	7.6	$16.56	18,777	$16.56
$25.01 - $37.50	96,180	9.0	$33.32	11,802	$27.41
$37.51 - $50.00	—	—	$—	—	$—
$50.01 - $62.50	4,800	10.0	$57.43	—	$—
	154,573	8.5	$27.89	34,144	$18.63
8. Commitments and Contingencies
Operating Leases
The Company leases office space and office equipment under various operating leases. Lease expense for the period from January 1 to October 20, 2004 was $4,901. Minimum rental commitments payable in future years under operating leases at October 20, 2004 are as follows:

2 months ending December 25, 2004	$980
2005	6,954
2006	6,842
2007	6,733
2008	5,799
2009	5,516
Thereafter	15,995
The terms of the lease agreement related to office space do not require straight-line cash payments over the life of the lease. King has recorded a long-term liability to recognize the difference between straight-line expense and cash payments in the amount of $2,262 at October 20, 2004.

Insurance
The Parent maintains insurance for workers’ compensation, various liability lines and employee. The Parent has historically charged King a portion of its general insurance expense based on King’s revenue as a percentage of total consolidated Parent revenue. For the period from January 1 to October 20, 2004 the Parent charged King $398.
Litigation
Various lawsuits, claims and proceedings of a nature considered normal to its business are pending against the Parent. In the opinion of management, the outcome of such proceedings and litigation currently pending will not materially affect the Parent or King’s combined financial statements. Management has evaluated the potential lawsuits, claims and proceedings in the context of SFAS No. 5, “Accounting for Contingencies” and determined that no amounts need to be accrued or disclosed in the financial statements presented.
9. Related Party Transactions
Related Party Revenue
King revenue from sales of management data services to the Parent was $720 for the period from January 1 to October 20, 2004. In addition, King purchased central lab services from the Parent for inclusion in its sales to third parties totaling $446 for the period from January 1 to October 20, 2004.
Parent Allocations
King’s costs and expenses include allocations from the Parent for accounting, executive compensation, legal, investor relations, pension, general insurance, rent, depreciation, stock compensation and other miscellaneous expenses. These allocations have been made based on King’s revenue as a percentage of the total Parent consolidated revenue. Allocated costs included in the statement of operations were as follows for the ten months ended October 20, 2004:

Selling and administrative	$5,989
In addition, King provides the Parent with services related to shared facilities, management charges and overhead at its UK location based on direct usage. Amounts charged to the Parent for the period from January 1 to October 20, 2004 totaled $1,344 and are included as a reduction to selling, general and administrative expenses in the combined statement of operations.
King’s employees participate in various Parent-sponsored employee benefit plans (See Notes 5 and 6).

King’s assets and liabilities include allocations from the Parent related to goodwill and other intangibles (See Note 1). The combined balance sheet of King includes the following allocated assets and liabilities as of October 20, 2004:

Goodwill	$51,040
Other intangible assets	1,745
Payable to Parent
Payable to Parent is comprised of payable balances owed to the Parent and the Parent’s other businesses incurred by King in its normal course of operations. Historically, interest has not been charged to King on these amounts as they relate primarily to payables. If the Parent had charged interest to King on these balances it would have been approximately $5,608 based on the prevailing interest rate on similar arrangements of 5% applied to amounts outstanding during the period from January 1 to October 20, 2004. There is no intention to repay these amounts and settlement would be treated as a reduction of contributed capital.
Parent’s Deficit
Parent’s deficit consists of the Parent’s equity investment in King. Changes in the Parent’s deficit represent transfers to the Parent from King, after giving effect to the net earnings of King.
10. Business Segment and Geographic Information
Description of Business
King has one reportable segment that manages every aspect of clinical trials from clinical development plans and protocol design to New Drug Applications and post-marketing surveillance. King provides a comprehensive range of services as either a full-service package or as individual stand-alone services. These activities and revenues are performed and earned primarily in the United States and Europe. Based in North Carolina and Scotland, King has a strong presence in Europe and North America with 18 offices worldwide and operations in over 20 countries.

January 1 to
October 20, 2004
Net sales
North America	$53,576
Europe	40,047

Total	$93,623

October 20, 2004
Identifiable assets
North America	$100,827
Europe	23,073

Total	$123,150

11. Subsequent Events
On October 20, 2004 the Parent and its subsidiaries were sold to CRL. The purchase price of $1.4B was in excess of the net book value of the company.

Phase II – IV Clinical Services Business

Report of Independent Auditors

To the Board of Directors and Shareholders of

Charles River Laboratories International, Inc.:

In our opinion, the accompanying combined balance sheet and the related combined statement of operations, changes in invested equity and total comprehensive income and cash flows presents fairly, in all material respects, the financial position of the Charles River Laboratories International, Inc. Phase II-IV, Clinical Service business (the “Company”) at December 25, 2004, and the results of its operations and its cash flows for the two months ended December 25, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Phases II-IV Clinical Service business is comprised of a portion of Charles River Laboratories International, Inc.’s clinical trials management services, including medical data sciences services and regulatory support to the pharmaceutical and biotechnology industries, which were historically integrated with the businesses of Charles River Laboratories International, Inc.; consequently, as indicated in Note 1 to the financial statements, these financial statements have been derived from the combined financial statements and accounting records of Charles River Laboratories International, Inc., and reflect significant assumptions and allocations. Moreover, as indicated in Note 1, Phase II-IV Clinical Service business relies on Charles River Laboratories International, Inc. for certain administrative services and financing. Accordingly, these financial statements do not necessarily reflect the financial position, results of operations, and cash flows of Phase II-IV Clinical Service business had it been a stand-alone company.

/s/ PricewaterhouseCoopers LLP

June 23, 2006

Phase II – IV Clinical Services Business
COMBINED STATEMENT OF OPERATIONS
(dollars in thousands)

For the period from
October 21, 2004 to
December 25, 2004
Net sales	$19,817
Cost of sales	15,703

Gross profit	4,114
Selling, general and administrative	3,512
Amortization of intangibles	2,106

Operating loss	(1,504)
Other income (expense)
Interest income	24
Interest expense	(37)
Other, net	(994)

Loss before income taxes	(2,511)
Income tax benefit	(1,155)

Net loss	$(1,356)

The accompanying notes are an integral part of the combined financial statements.

Phase II – IV Clinical Services Business
COMBINED BALANCE SHEET
(dollars in thousands)

December 25,
2004
Assets
Current assets
Cash and cash equivalents	$12,378
Trade receivables, net	22,878
Restricted cash	3,527
Deferred income taxes	3,083
Other current assets	2,892

Total current assets	44,758
Property, plant and equipment, net	10,282
Goodwill	320,246
Other intangibles, net	34,692
Deferred income taxes	947

Total assets	$410,925

Liabilities and Invested Equity
Current liabilities
Accounts payable	$1,139
Due to parent	32,820
Accrued compensation	3,258
Deferred income	27,115
Accrued liabilities	5,711

Total current liabilities	70,043
Other long-term liabilities	8,138

Total liabilities	78,181

Commitments and contingencies

Invested equity
Parent’s net investment	333,649
Accumulated other comprehensive income (loss)	(905)

Total invested equity	332,744

Total liabilities and invested equity	$410,925

The accompanying notes are an integral part of the combined financial statements.

Phase II – IV Clinical Services Business
COMBINED STATEMENT OF CHANGES IN INVESTED EQUITY AND TOTAL
COMPREHENSIVE INCOME
(dollars in thousands)

Two Months Ended
December 25, 2004
Parent’s net investment:
Balance, October 21, 2004	$333,716
Net transfers from Parent	1,289
Net income (loss)	(1,356)

Balance, December 25, 2004	$333,649

Accumulated other comprehensive income (loss):
Beginning balance	$—
Foreign currency translations	(905)

Balance, December 25, 2004	$(905)

Total invested equity	$332,744

Total comprehensive income (loss):
Net income (loss)	$(1,356)
Other comprehensive income (loss)	(905)

Total comprehensive income (loss)	$(2,261)

The accompanying notes are an integral part of the combined financial statements.

Phase II – IV Clinical Services Business
COMBINED CONSOLIDATED STATEMENT OF CASH FLOWS
(dollars in thousands)

Two Months
Ended
December
25, 2004
Cash flows relating to operating activities
Net loss	$(1,356)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,880
Provision for doubtful accounts	195
Deferred income taxes	(1,669)
Non-cash parent allocations	1,289
Changes in assets and liabilities:
Trade receivables	4,936
Other current assets	(2,851)
Accounts payable	(1,722)
Deferred income	(1,974)
Due to parent	156
Accrued liabilities	(2,206)
Other long-term liabilities	740

Net cash provided by operating activities	(1,582)

Cash flows relating to investing activities
Capital expenditures	(270)

Net cash used in investing activities	(270)

Effect of exchange rate changes on cash and cash equivalents	1,329

Net change in cash and cash equivalents	(523)
Cash and cash equivalents, beginning of period	12,901

Cash and cash equivalents, end of period	12,378

The accompanying notes are an integral part of the combined financial statements.

Phase II – IV Clinical Services Business
NOTES TO COMBINED FINANCIAL STATEMENTS
(dollars in thousands)
1. Background and Basis of Presentation
Background
The accompanying combined financial statements are those of the Phase II-IV Clinical Services business (“King”) of Charles River Laboratories International, Inc.’s (the “Parent”). King is a leading provider of Phase II-IV clinical trials management services, including medical data sciences services and regulatory support to the pharmaceutical and biotechnology industries on a worldwide basis.
Basis of Presentation
The accompanying combined financial statements include the assets, liabilities, operating results and cash flows of King as included in the historical financial statements of the Parent. King’s costs and expenses include allocations from the Parent for centralized corporate management and administrative costs which provide benefits to both King and other businesses of the Parent. Management believes the assumptions used to prepare King’s combined financial statements from the historical statements of the Parent are reasonable. However, the financial information included herein may not necessarily reflect the combined financial position, operating results, changes in invested equity and cash flows of King in the future or what they would have been had King been a separate, stand-alone entity during the period presented. Because a direct ownership relationship did not exist among all the various units comprising King, the Parent’s net investment in King is shown in lieu of stockholders’ equity in the financial statements. The parent has committed to provide financial support to King to continue operations through September 2006. (see Note 11)
The following assumptions related to allocations are reflected in the combined financial statements:
Corporate Costs
Corporate costs represent costs associated with management and administrative functions located at the Parent’s headquarters in Wilmington, MA. These costs include accounting, executive compensation, legal, investor relations, pension, general insurance, rent, depreciation and other miscellaneous expenses and were allocated based on King’s revenue as a percentage of total consolidated Parent revenue since they provide benefit to both King and other businesses of the Parent. In addition, stock compensation expense has been allocated to the combined financial statements as it directly relates to King employees. While management believes the allocations have been made in a reasonable manner, the results are not indicative of expenses which might have been incurred by the King business had it been operated as a stand-alone entity during that time, nor are the results an indication of how it is expected to operate as a stand-alone entity in the future.

Goodwill and Intangible Assets
Goodwill and certain other intangible assets resulting from the acquisition of King by the Parent in October 2004 have been allocated to the combined financial statements based on the fair value of King as of December 2004.
Pension and Other Benefit Plans
The Parent has a defined contribution plan and a defined benefit pension plan pension covering certain UK employees of King. The UK pension plan has two participating employers who are subsidiaries of the Parent and are not part of King. Certain employees of these subsidiaries work solely on King business. Historically, their costs have been allocated to King on a monthly basis as part of the Parent’s normal business practice.
In addition, the parent has a qualified, non-contributory benefit plan that covers certain US corporate management employees who provide services to both King and the Parent’s other businesses. Pension expense has been allocated to the accompanying statement of operations based on King’s revenue as a percentage of total consolidated Parent revenue.
Under another defined benefit plan, the Parent provides some executives with supplemental retirement benefits. The accompanying financial statements include an allocation of this supplemental retirement expense which is also based on King’s revenue as a percentage of total consolidated Parent revenue.
Income Taxes
The Parent and certain subsidiaries file a U.S. consolidated federal income tax return. In addition, separate tax returns are filed in a number of non-U.S. jurisdictions. These tax filings include all activities of King. The accompanying combined financial statements reflect the deferred tax assets and liabilities and related income tax provision as if King’s activities in each tax jurisdiction were prepared on a separate return basis.
2. Summary of Significant Accounting Policies
Principles of Combination
The accompanying combined financial statements are those of King and include all assets, liabilities and expenses directly attributable to King, as well as reasonable estimated allocations of corporate, general and administrative assets, liabilities, and other functions and services provided by the Parent. All significant intracompany transactions and balances have been eliminated in combination.
Preparation of Financial Statements and Use of Estimates
The preparation of combined financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent liabilities. On an ongoing basis, management evaluates its estimates, including those related to investments, goodwill, intangible and other long-lived assets, bad debts, income taxes, pensions, inter-company cost allocations, contingencies and litigation. Management bases its estimates on historical experience and on appropriate and customary assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ significantly from these estimates.

Cash and Cash Equivalents
As of December 25, 2004, King had cash and cash equivalents of $12,378. Restricted cash represents money held in escrow for certain clients for use on their studies.
Significant Customers
During the fiscal two months ended December 25, 2004, revenues from one customer represented 10% of total net sales. Accounts receivable for this customer were approximately $3,970 at December 25, 2004. There were no other customers that accounted for more than 10% of revenues or accounts receivable during this period.
Trade Receivables and Concentrations of Credit Risk
King records trade receivables net of allowance for doubtful accounts. King establishes an allowance for doubtful accounts which it believes is adequate to cover anticipated losses on the collection of all outstanding trade receivable balances. The adequacy of the doubtful account allowance is based on historical information, a review of major customer accounts, receivable balances and management’s assessment of current economic conditions. The allowance for doubtful accounts was $1,873 as of December 25, 2004.
The composition of net trade receivables is as follows:

December 25,
2004
Customer receivables	$15,591
Unbilled revenue	9,160

Total	24,751
Less allowance for doubtful accounts	(1,873)

Net trade receivables	$22,878

Financial instruments that potentially subject King to concentrations of credit risk consist primarily of trade receivables from customers in the pharmaceutical and biotechnology industries. King believes its exposure to credit risk to be minimal, as these industries have experienced significant growth and the customers are predominantly well established and viable.
Other Current Assets
Other current assets consist of assets King will utilize of within the next twelve months.
The composition of other current assets is as follows:

December 25,
2004
VAT	$775
Deposits	916
Computer licenses and leases	564
Employee related	518
Other	119

$2,892

Property, Plant and Equipment
Property, plant and equipment, including improvements that significantly add to productive capacity or extend useful life, are recorded at cost, while maintenance and repairs are expensed as incurred. Depreciation is calculated for financial reporting purposes using the straight-line method based on the estimated useful lives of the assets as follows: machinery and equipment, 2 to 20 years; furniture and fixtures, 5 to 7 years; vehicles, 2 to 4 years; and leasehold improvements, the shorter of estimated useful life or the lease periods.
The composition of net property, plant and equipment is as follows:

December 25,
2004
Machinery and equipment	$5,213
Leasehold improvements	3,551
Furniture and fixtures	1,979
Vehicles	3

Total	$10,746
Less accumulated depreciation	(464)

Net property, plant and equipment	$10,282

Depreciation expense for the two months ended December 25, 2004 was $464.
Goodwill and Other Intangible Assets
King accounts for goodwill and other intangible assets in accordance with Statement of Financial Accounting Standards, “SFAS” No. 142, “Goodwill and Other Intangible Assets,” which establishes financial accounting and reporting standards for acquired goodwill and other intangible assets. SFAS No. 142 requires that indefinite-lived intangible assets are no longer amortized but are reviewed at least annually for impairment. Separate intangible assets that have finite useful lives continue to be amortized over their estimated useful lives.
SFAS No. 142 also requires that goodwill be tested at least annually for impairment using a two-step process. King completed the annual impairment test for 2004 and concluded there was no impairment of goodwill. The identification and valuation of these intangible assets and the determination of the estimated useful lives at the time of acquisition require significant management judgments and estimates. These estimates are made based on, among others, input from an accredited independent valuation consultant, reviews of projected future income cash flows and statutory regulations. The use of alternative estimates and assumptions could increase or decrease the estimated fair value of our goodwill and other intangible assets, and potentially result in a different impact to our results of operations.
Impairment of Long-Lived Assets
King evaluates long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposal are less than its carrying amount. In such instances, the carrying value of long-lived assets is reduced to the estimated fair value, as determined using an appraisal or discounted cash flows, as appropriate.
Other Long-Term Liabilities
Other long-term liabilities consist of liabilities King does not intend to settle within the next twelve months.
     The composition of other long-term liabilities is as follows:

December 25,
2004
Lease obligations	$8,138
Stock-Based Compensation Plans
Certain King employees participate in stock compensation plans of the Parent. Employee stock awards under the compensation plans of the Parent are accounted for as if they were issued by King. As permitted under SFAS No. 123, “Accounting for Stock-Based Compensation,” King accounts for its stock-based compensation plans using the intrinsic value method prescribed by Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees” and Financial Accounting Standards Board (FASB) Interpretation No. 44 (FIN 44), “Accounting for Certain Transactions Involving Stock Compensation – an interpretation of APB Opinion No. 25.” King recognizes compensation expenses for fixed restricted stock grants over the restriction period.
SFAS No. 123 requires the presentation of certain pro forma information as if employee stock options had been accounted for under the fair value method. For purposes of this disclosure, the fair value of stock option grants was estimated using the Black-Scholes option-pricing model with the following weighted average assumptions used for option grants:

2004
Risk-free interest rate	3.1%
Volatility factor	35.0%
Weighted average expected life (years)	5.0
The Black-Scholes option valuation method was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because King’s employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimates, in management’s opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options. However, for the period presented, management believes the Black-Scholes model is the most appropriate option valuation model. There were no grants during the two months ended December 25, 2004.
The Parent has stock-based compensation plans for its employees and directors. The pro forma amount has been adjusted for the effect of recording compensation cost for the Parent’s stock option plan for grants awarded to King employees. The amounts have been determined based upon the fair value at the grant date for awards under these plans consistent with the methodology prescribed under SFAS No.123 as amended by SFAS No. 148, “Accounting for

Stock-Based Compensation—Transition and Disclosure, an Amendment of FASB Statement No. 123 for the two months ended December 25, 2004 and are presented below:

Two Months Ended
December 25, 2004
Net income (loss), as reported	$(1,356)
Add: Stock-based employee compensation included in reported net income, net of tax	462
Less: Total stock-based employee compensation expense determined under the fair value method for all awards, net of tax	958

Pro forma net income(loss)	$(1,852)

The above pro forma compensation expense relates to options held by employees dedicated solely to King activities.
Revenue Recognition
King recognizes revenue related to its services in accordance with the SEC Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition.”
King’s revenue is comprised of clinical Phase II to IV trials as well as clinical trials management services and is generally evidenced by customer contracts. King provides clinical trials management services which include customized program management to coordinate and manage clinical trial programs.
The clinical Phase II to IV trials services arrangements typically range from six months up to approximately 24 months in length. These agreements are negotiated for a fixed fee. Clinical trials management is of a longer-term nature, from six months to five years, and are billed at agreed upon rates as specified in the contract.
King’s service revenues are recognized upon King’s completion of the agreed upon performance criteria. These performance criteria are generally in the form of either study protocols or specified activities or procedures which King is engaged to perform. These performance criteria are established by King’s customers and do not contain acceptance provisions which are based upon the achievement of certain study or laboratory testing results. Revenue on agreed-upon rate contracts is recognized as services are performed, based upon rates specified in the contract. Revenue of fixed fee contracts is recognized as services are performed in accordance with agreed-upon study protocols.
Deferred and unbilled revenue is recognized in the consolidated balance sheets. In some cases, a portion of the contract fee is paid at the time the study is initiated. These advances are deferred and recognized as revenue as services are performed. Unbilled services are recorded for revenues recognized to date and relate to amounts that are currently unbillable to the customer pursuant to contractual terms. In general, amounts become billable upon the achievement of milestones or in accordance with predetermined payment schedules.
Guarantees
King includes standard indemnification provisions in its customer contracts, which include standard provisions limiting King’s liability under such contracts, including the King’s indemnification obligations, with certain exceptions.

Fair Value of Financial Instruments
The carrying amounts of the King’s significant financial instruments, which include accounts receivable and accounts payable, approximate their fair values at December 25, 2004.
Income Taxes
Historically King’s U.S. results of operations have been included in the Parent’s U.S. consolidated federal income tax returns. Income tax benefit reported in King’s statements of operations has been calculated on a separate tax return basis. Therefore, the taxes presented in the accompanying combined financial statements are not necessarily reflective of the tax strategies that King would have followed or will follow as a separate stand-alone company.
King accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes.” The asset and liability approach underlying SFAS No. 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and tax basis of King’s assets and liabilities. A valuation allowance is provided for deferred tax assets if it is more likely than not that these items will expire before King is able to realize their benefits or that their future deductibility is uncertain.
Pension Obligations
The Parent recognizes obligations associated with its defined benefit pension plans in accordance with SFAS No. 87, “Employers Accounting for Pensions.” Assets, liabilities and expenses are calculated by accredited independent actuaries. As required by SFAS No. 87, the Parent is required to make certain assumptions to value the plan assets and liabilities. These assumptions are reviewed annually, or whenever otherwise required by SFAS No. 87, based on reviews of current plan information and consultations with independent investment advisors and actuaries. The selection of assumptions requires a high degree of judgment and may materially change from period to period. The Parent does not offer other defined benefits associated with post-retirement benefit plans other than pensions. The Parent adopted the disclosure requirements under SFAS No. 132R, “Employers’ Disclosure about Pensions and Other Postretirement Benefits, an Amendment of FASB Statements No. 87, 88 and 106,” as of December 25, 2004 for both domestic and foreign defined benefit plans.
Foreign Currency Translation
The functional currencies of King’s foreign subsidiaries are in local currency. In accordance with SFAS No. 52, “Foreign Currency Translation,” the financial statements of these subsidiaries are translated into U.S. dollars as follows: assets and liabilities at year-end exchange rates; income, expenses and cash flows at average exchange rates; and shareholders’ equity at historical exchange rates. The resulting translation adjustment is recorded as a component of accumulated other comprehensive income in the accompanying balance sheet. Exchange gains and losses on foreign currency transactions are recorded as other income or expense.

Comprehensive Income
Comprehensive income (loss) includes net income (loss) and the change in accumulated other comprehensive income (loss). King’s accumulated other comprehensive income (loss) shown on the combined balance sheet consists solely of foreign currency translation adjustments which are not adjusted for income taxes since they relate to indefinite investments in non-U.S. operations.
New Accounting Pronouncements
On December 16, 2004, the Financial Accounting Standards Board issued SFAS No. 123 (revised 2004), “Shared-Based Payment,” which is a revision of SFAS No. 123. SFAS No. 123(R) supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and amends SFAS No. 95, “Statement of Cash Flows.” Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. This revised standard will be effective for King beginning with the first quarter in 2006.
As permitted by SFAS No. 123, King currently accounts for share-based payments to employees using APB 25 intrinsic value method and, as such, generally recognizes no compensation cost for employee stock options. Accordingly, the adoption of SFAS No. 123(R)’s fair value method will have an impact on King’s result of operations, although it will have no impact on King’s overall financial position. The impact of the modified prospective adoption of SFAS No. 123(R) cannot be estimated at this time because it will depend on levels of share-based payments granted in the future. However, had King adopted SFAS No. 123(R) in prior periods, the impact of that standard would have approximated the impact of SFAS 123 as described in the disclosure of pro forma net income above.
3. Business Acquisition
On October 20, 2004, the Parent’s shareholders approved a merger agreement with Inveresk Research Group (Inveresk) which includes the King business. Under the terms of the merger agreement, Inveresk shareholders received 0.48 shares of the Parent’s common stock and $15.15 in cash for each share of Inveresk common stock they owned. The purchase price of $1,458,057 consisted of $841,042 representing the fair value of the Parent’s common stock of 18,451,996 shares issued, $582,391 of cash consideration, the fair value of the Parent’s stock options exchanged for Inveresk stock options and transaction costs incurred by the Parent. The Parent utilized $161,229 of available cash and $500,000 of borrowings under the credit facility for the cash consideration paid to Inveresk shareholders and to pay off Inveresk’s existing credit facility of approximately $78,838.
     The purchase price associated with the Inveresk acquisition was as follows:

Stock consideration	$841,042
Cash consideration	582,391
Fair value of stock options exchange	30,350
Transaction costs	4,274

Purchase price	1,458,057
Cash acquired	(41,726)

Purchase price, net of cash acquired	$1,416,331

     The preliminary purchase price allocation associated with the Inveresk acquisition was as follows:

Current assets	$98,415
Property, plant and equipment	128,082
Current liabilities	(201,293)
Non-current liabilities	(147,505)
Goodwill and other intangibles acquired	1,538,632

Total purchase price allocation	$1,416,331

		Weighted
		average
		amortization
		life (years)
Customer relationships	$167,700	21
Backlog	63,700	3
Trademarks and trade names	700	1
Goodwill	1,306,532	—

Total goodwill and other intangibles	$1,538,632

4. Goodwill and Other Intangible Assets
Goodwill and certain other intangible assets resulting from the acquisition of King by the Parent in October 2004 have been allocated to the combined financial statements based on the fair value of King as determined by the Parent during its annual impairment testing for year end December 25, 2004.
The following table displays goodwill and other intangible assets subject to amortization:

	December 25, 2004
	Gross
	Carrying	Accumulated
	Amount	Amortization
Goodwill	$320,246	$—
Other intangible assets subject to amortization:
Backlog	12,807	(1,322)
Customer relationships	24,005	(798)

Total other intangible assets	$36,812	$(2,120)

     Estimated amortization expense for the next five years is as follows:

2005	$10,233
2006	8,528
2007	4,457
2008	3,284
2009	2,376
5. Income Taxes
An analysis of the components of King’s income before income taxes and the related provision for income taxes is presented below:

Fiscal Years
December 25,
2004
Income before income taxes
U.S.	$(1,922)
Non-U.S.	(589)

$(2,511)

Income tax provision
Current:
Federal	$1,098
Foreign	(324)
State and local	(92)

Total current	$682

Deferred:
Federal	$(1,795)
Foreign	48
State and local	(90)

Total deferred	(1,837)

Total tax provision	$(1,155)

Net deferred taxes, detailed below, recognize the impact of temporary differences between the amounts of assets and liabilities recorded for financial statement purposes and such amounts measured in accordance with tax laws.

December
25, 2004
Compensation related	$331
Accruals	1,206
Goodwill and other intangibles	(15,849)
Net operating loss and credit carryforwards	23,043
Depreciation and amortization	4,352
Deferred income	2,646
Other	(2,694)
Valuation allowance	(9,006)

Total deferred taxes	$4,029

Reconciliations of the statutory U.S. federal income tax rate to effective tax rates are as follows:

December
25, 2004
Tax at statutory U.S. tax rate	$(879)
State income taxes, net of federal tax benefit	(10)
Research and development enhanced deductions	(303)
Other	37

$(1,155)

As of December 25, 2004, King has total U.S. net operating loss carry forwards of approximately $37,900 which will begin to expire in 2024. Non-U.S. net operating losses at December 25, 2004 were approximately $32,200 which may be carried forward indefinitely. Net operating losses in the Parent’s consolidated federal income tax return, which have been or are expected to be utilized, are $22,300.
As of December 25, 2004 King has provided a valuation allowance of $30,000 of which approximately $28,100 will result in a reduction of goodwill upon reversal. King has recognized the balance of deferred tax assets on the belief that it is more likely than not that they will be realized. This belief is based on all available evidence including historical operating results, projections of taxable income and tax planning strategies.
As of December 25, 2004, earnings of King’s non-U.S. subsidiaries are considered to be indefinitely reinvested. No provision for income taxes has been provided thereon. Upon distribution of those earnings in the form of dividends or otherwise, the Parent would be subject to both U.S. taxes and withholding taxes payable to various foreign countries. It is not practicable to estimate the amount of additional tax that might be payable on this undistributed foreign income.

6. Employee Benefits
401(k) Employee Savings Plan
The Parent’s defined contribution plan qualifies under section 401(k) of the Internal Revenue Code. It covers substantially all U.S. employees of King and contains a provision whereby the Parent matches a percentage of employee contributions. The costs associated with the defined contribution plan totaled $135 for the two months ended 2004 for King employees.
Pension Plans
For certain UK employees, the Parent assumed a defined contribution plan and a defined benefit pension plan in connection with the acquisition of the King business on October 20, 2004. Contributions under the defined contribution plan are determined as a percentage of gross salary. The UK defined benefit pension plan has two participating employers who are subsidiaries of the Parent and are not part of the King. Certain employees of these subsidiaries work solely on activates related to the King business. Historically, their costs have been allocated to King on a monthly basis as part of the Parent’s normal business practice and are therefore included in the historical King financial statements.
The Parent also has a qualified, non-contributory pension plan. Under this plan, benefits are based on participants’ final average monthly compensation and years of service. Participants’ rights vest upon completion of five years of service. Pension expense of $36 related to this plan has been allocated to King’s statements of operations for the two months ended December 25, 2004 based on King’s revenue as a percentage of total consolidated Parent revenue.
Post Retirement Benefit Plans
Under another defined benefit plan, the Parent provides some executives with supplemental retirement benefits. This plan is unfunded and non-qualified under the provisions of the Employee Retirement Income Securities Act of 1974. The Parent has, however, obtained several key-person life insurance policies with the intention of using their cash surrender value to fund this plan. The accompanying statement of operations for the two months ended December 25, 2004 includes an allocation of $26 related to this post retirement benefit plan based on King’s revenue as a percentage of total consolidated Parent revenue.
The following table provides reconciliations of the changes in benefit obligations, fair value of plan assets and funded status of the Parent’s defined benefit plans mentioned above.

Obligations and Funded Status

	December 25, 2004
		Supplemental
	Pension Benefits	Retirement Benefits
Change in benefit obligations
Benefit obligation at beginning of year	$38,178	$13,037
Benefit obligation assumed	116,306	—
Service cost	3,271	283
Interest cost	3,356	832
Benefit payments	(1,033)	(521)
Plan participants’ contributions	198
Actuarial loss (gain)	13,695	2,672
Plan amendments	(15,802)	—
Effect of foreign exchange	3,711	—

Benefit obligation at end of year	$161,880	$16,303

Change in plan assets
Fair value of plan assets at beginning of year	$36,376
Plan assets assumed	59,125
Actual return on plan assets	4,608
Employer contributions	573	521
Plan participants’ contributions	198
Benefit payments	(1,033)	(521)
Insured assets	1,436	—

Fair value of plan assets at end of year	$101,283	$—

Funded status
Funded status	(60,599)	(16,303)
Unrecognized transition obligation	—	—
Unrecognized prior-service cost	(13,601)	(1,134)
Unrecognized gain	15,778	7,060

Net amount recognized	$(58,422)	$(10,377)

Amounts recognized in the statement of financial position consist of:
Prepaid benefit cost	$3,689	$—
Accrued benefit cost	(62,111)	(10,377)
Intangible asset	—	—
Accumulated other comprehensive income	—	—

Net amount recognized	$(58,422)	$(10,377)

     The accumulated benefit obligation for these defined benefit plans was $166,466 at December 25, 2004.

Information for defined benefit plans with an accumulated benefit obligation in excess of plan assets

	December 25, 2004
		Supplemental
	Pension Benefits	Retirement Benefits
Projected benefit obligation	$114,667	$16,303
Accumulated benefit obligation	114,667	16,240
Fair value of plan assets	62,214	—
Components of net periodic benefit cost

	December 25, 2004
		Supplemental
	Pension Benefits	Retirement Benefits
Service cost	$3,271	$283
Interest cost	3,356	832
Expected return on plan assets	(3,812)	—
Amortization of transition obligation	—	—
Amortization of prior service cost	290	(162)
Amortization of net loss	21	582

Net periodic benefit cost	$3,126	$1,535

Assumptions
Weighted-average assumptions used to determine benefit obligations

	December 25, 2004
		Supplemental
	Pension Benefits	Retirement Benefits
Discount rate	5.59%	5.75%
Rate of compensation increase	4.43%	4.75%
Weighted-average assumptions used to determine net periodic benefit cost

	December 25, 2004
		Supplemental
	Pension Benefits	Retirement Benefits
Discount rate	5.68%	6.00%
Expected long term return on plan assets	7.87%	0.00%
Rate of compensation increase	6.43%	4.75%
The expected long term rate of return on plan assets was made considering the pension plan’s asset mix, historical returns and expected yields on plan assets.

Plan Assets
The Company’s pension plan weighted-average asset allocations by asset category are as follows:
Pension Benefits

2004
Equity securities	72%
Fixed income	28%
Other	0%
Total	100%
The Parent’s investment objective is to obtain the highest possible return commensurate with the level of assumed risk. Fund performances are compared to benchmarks including the S&P 500 Index, Russell 1000 Index, Russell 3000 Index and Lehman Brothers Aggregate Bond Index. The Parent’s Investment Committee meets on a quarterly basis to review plan assets.
The Parent’s plan assets did not include any of the Parent’s common stock at December 25, 2004.
Cash Flows
Contributions
The Parent expects to contribute $4,624 to these pension plans in 2005.
Estimated Future Benefit Payments
     The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Supplemental
	Pension Benefits	Retirement Benefits
2005	$2,134	$533
2006	2,457	539
2007	2,756	568
2008	3,017	599
2009	3,280	799
2010 - 2014	22,595	5,788
7. Stock Compensation Plans
King has no separate employee stock option plan; however, employees of King participate in the Parent’s stock option plans. These plans provide for the grant of incentive and nonqualified stock options, stock appreciation rights, restricted or unrestricted common stock and other equity awards. Under the Parent’s plans, all of which are fixed accounting plans, options are granted to purchase common stock at 100% of the fair market value on the date of grant. Options granted to employees vest in equal installments generally over one to three years and have a maximum term of 10 years. In addition, a number of grants made to King employees vested immediately.

The following table summarizes stock option activities under the Parent’s plans as it relates to King employees who participate in these plans:

			Weighted
			Average
	Shares	Exercise Price	Exercise Price
Options outstanding as of October 21, 2004	193,216	$0.24 - $45.94	$22.31

Options granted	—	$—	$—
Options exercised	(6,449)	$13.25 - $22.19	$16.02
Options canceled	—	$—	$—

Options outstanding as of December 25, 2004	186,767	$0.24 - $45.94	$22.53
Options exercisable as of December 25, 2004	36,231	$0.24 - $22.19	$14.71

	OPTIONS OUTSTANDING			OPTIONS EXERCISABLE
	Outstanding as of	Weighted Average	Weighted	Exercisable as of	Weighted
Range of	December 25,	Remaining Contractual	Average	December 25,	Average
Exercise Prices	2004	Life (years)	Exercise Price	2004	Exercise Price
$0.00 - $10.00	4,457	6.5	$0.39	4,457	$0.39
$10.01 - $20.00	58,086	6.7	$13.25	19,023	$13.25
$20.01 - $30.00	118,224	8.0	$26.74	12,751	$21.88
$30.01 - $40.00	—	—	$—	—	$—
$40.01 - $50.00	6,000	9.8	$45.94	—	$—
$50.01 - $60.00	—	—	$—	—	$—
	186,767	7.6	$22.53	36,231	$14.71
8. Commitments and Contingencies
Operating Leases
Rental expense incurred directly by King under non-cancelable operating leases for the two months ended December 25, 2004 was $983.
The following table reflects King’s non-cancelable operating lease commitments as of December 25, 2004:

2005	$6,970
2006	6,857
2007	6,746
2008	5,805
2009	5,519
Thereafter	16,000
Insurance
The Parent maintains insurance for workers’ compensation, various liability lines and employee medical with per claim loss limits up to $500. Aggregate loss limits for workers compensation, auto liability and general liability is projected at $4,712. The Parent has historically charged

King a portion of its general insurance expense based on King’s revenue as a percentage of total consolidated Parent revenue.
Litigation
Various lawsuits, claims and proceedings of a nature considered normal to its business are pending against the Parent. In the opinion of management, the outcome of such proceedings and litigation currently pending will not materially affect the Parent or King’s combined financial statements.
9. Related Party Transactions
Related Party Revenue
King revenue from sales of management data services to the Parent was $516 for the two months ended December 25, 2004. In addition, King purchased central lab services from the Parent for inclusion in its sales to third parties totaling $64 for the two months ended December 25, 2004.
Parent Allocations
King’s costs and expenses include allocations from the Parent for accounting, executive compensation, legal, investor relations, pension, general insurance, rent, depreciation, stock compensation and other miscellaneous expenses. These allocations have been determined on bases that King and the Parent considered to be a reasonable reflection of the utilization of services provided or the benefit received by King. The allocation methods include direct utilization of services, revenue as a percentage of total consolidated Parent revenue and fair value of King. Allocated costs included in the statement of operations were as follows for the two months ended December 25, 2004:

Selling and administrative	$1,748
In addition, King provides the Parent with services related to shared facilities, management charges and overhead at its UK location based on direct usage. Amounts charged to the Parent for the two months ended December 25, 2004 totaled $298 and are included as a reduction to selling, general and administrative expenses in the combined statement of operations.
King’s employees participate in various Parent-sponsored employee benefit plans (See Notes 5 and 6).
King’s assets and liabilities include allocations from the Parent related to goodwill and other intangibles (See Note 1). The combined balance sheet of King includes the following allocated assets and liabilities as of December 25, 2004:

Goodwill	$320,246
Other intangible assets	34,692

Due to Parent
Due to Parent is comprised of trade payable balances owed to the Parent and the Parent’s other businesses incurred by King in its normal course of operations. Historically, interest has not been charged to King on these amounts as they relate primarily to trade payables. If the Parent had charged interest to King on these balances it would have been approximately $273 based on the prevailing interest rate on similar arrangements of 5% applied to amounts outstanding during the two months ended December 25, 2004.
Parent Company Investment
Parent company investment consists of the Parent’s equity investment in King. Changes in the Parent’s net investment represent the Parent’s transfer of its net investment in King, after giving effect to the net earnings of King.
10. Business Segment and Geographic Information
Description of Business
King has one reportable segment that manages every aspect of clinical trials from clinical development plans and protocol design to New Drug Applications and post-marketing surveillance. King provides a comprehensive range of services as either a full-service package or as individual stand-alone services. In addition to conducting single site studies in many parts of the world, King has a proven track record of managing large international multi-center trials culminating in regulatory filings. Organized into teams by therapeutic area, each team is led by a physician or Project Manager and is comprised of members with experience from all key operational areas. These activities and revenues are performed and earned primarily in the United States and Europe. Based in North Carolina and Scotland, King has a strong presence in Europe and North America with 18 offices worldwide and operations in over 20 countries.
11. Subsequent Events
On August 16, 2006, the Parent completed the sale of King to Kendle International, Inc. (“Kendle”). The sale of the business was completed in accordance with the terms and conditions of the Stock Purchase Agreement, as amended between the Parent and Kendle dated as of May 9, 2006.
In connection with the sale of King, the Parent received approximately $215 million in cash, plus additional cash in satisfaction of a working capital adjustment in accordance with the terms and conditions of the Stock Purchase Agreement. The purchase price is also subject to a post-closing working capital purchase price adjustment.

Phase II – IV Clinical Services Business

PricewaterhouseCoopers LLP            LOGO
Report of Independent Auditors
To the Board of Directors and Shareholders of
Charles River Laboratories International, Inc.:
In our opinion, the accompanying combined balance sheet and the related combined statement of operations, changes in invested equity and total comprehensive income and cash flows presents fairly, in all material respects, the financial position of the Charles River Laboratories International, Inc. Phase II-IV Clinical Services Business (the “Company’’) at December 31, 2005, and the results of its operations and its cash flows for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
Phases II-IV Clinical Services Business is comprised of a portion of Charles River Laboratories International, Inc.’s clinical trials management services, including medical data sciences services and regulatory support to the pharmaceutical and biotechnology industries, which were historically integrated with the businesses of Charles River Laboratories International, Inc.; consequently, as indicated in Note 1 to the financial statements, these financial statements have been derived from the combined financial statements and accounting records of Charles River Laboratories International, Inc., and reflect significant assumptions and allocations. Moreover, as indicated in Note 1, Phase II-VI Clinical Services Business relies on Charles River Laboratories International, Inc. for certain administrative Services and financing. Accordingly, these financial statements do not necessarily reflect the financial position, results of operations, and cash flows of Phase II-IV Clinical Services Business had it been a stand-alone company.
/s/ PricewaterhouseCoopers LLP
June 23, 2006

Phase II – IV Clinical Services Business
COMBINED STATEMENT OF OPERATIONS
(dollars in thousands)

Year Ended
December 31,
2005
Net sales	$114,846
Cost of sales	77,802

Gross profit	37,044
Selling, general and administrative	27,476
Amortization of intangibles	10,239

Operating loss	(671)
Other income (expense)
Interest income	191
Other, net	38

Loss before income taxes	(442)
Provision for income tax benefit	1,462

Net loss	$(1,904)

The accompanying notes are an integral part of the combined financial statements.

Phase II – IV Clinical Services Business
COMBINED BALANCE SHEET
(dollars in thousands)

December 31,
2005
Assets
Current assets
Cash and cash equivalents	$18,240
Trade receivables, net	23,076
Restricted cash	2,176
Deferred income taxes	4,376
Other current assets	2,446

Total current assets	50,314
Property, plant and equipment, net	8,005
Goodwill	320,540
Other intangibles, net	24,093
Deferred income taxes	1,298

Total assets	$404,250

Liabilities and Invested Equity
Current liabilities
Accounts payable	$1,454
Due to parent	29,517
Accrued compensation	1,592
Deferred income	18,985
Accrued liabilities	4,047

Total current liabilities	55,595
Other long-term liabilities	9,289

Total liabilities	64,884

Commitments and contingencies
Invested equity
Parent’s net investment	339,022
Accumulated other comprehensive income	344

Total invested equity	339,366

Total liabilities and invested equity	$404,250

The accompanying notes are an integral part of the combined financial statements.

Phase II – IV Clinical Services Business
COMBINED STATEMENT OF CHANGES IN INVESTED EQUITY AND TOTAL
COMPREHENSIVE INCOME
(dollars in thousands)

Year Ended December 31,
2005
Parent’s net investment:
Balance, December 25, 2004	$333,649
Net transfers from parent	7,277
Net loss	(1,904)

Balance, December 31, 2005	$339,022

Accumulated other comprehensive income (loss):
Balance, December 25, 2004	$(905)
Foreign currency translations	1,249

Balance, December 31, 2005	$344

Total invested equity	$339,366

Total comprehensive income (loss):
Net loss	$(1,904)
Other comprehensive income	1,249

Total comprehensive loss	$(655)

The accompanying notes are an integral part of the combined financial statements.

Phase II – IV Clinical Services Business
COMBINED STATEMENT OF CASH FLOWS
(dollars in thousands)

Year Ended
December
31, 2005
Cash flows relating to operating activities
Net loss	$(1,904)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	12,691
Deferred income taxes ...	(1,784)
Non-cash parent allocations	7,002
Changes in assets and liabilities:
Trade receivables	(1,567)
Other current assets	1,545
Accounts payable	381
Due to parent	2,316
Deferred income	(7,034)
Accrued liabilities	(3,010)
Other long-term liabilities	1,203

Net cash provided by operating activities	9,839

Cash flows relating to investing activities
Capital expenditures	(567)
Net cash used in investing activities	(567)

Effect of exchange rate changes on cash and cash equivalents	(3,410)

Net change in cash and cash equivalents	5,862
Cash and cash equivalents, beginning of period	12,378

Cash and cash equivalents, end of period	18,240

The accompanying notes are an integral part of the combined financial statements.

Phase II – IV Clinical Services Business
NOTES TO COMBINED FINANCIAL STATEMENTS
(dollars in thousands)
1. Background and Basis of Presentation
Background
The accompanying combined financial statements are those of the Phase II-IV Clinical Services business (“King”) of Charles River Laboratories International, Inc.’s (the “Parent”). King is a leading provider of Phase II-IV clinical trials management services, including medical data sciences services and regulatory support to the pharmaceutical and biotechnology industries on a worldwide basis.
Basis of Presentation
The accompanying combined financial statements include the assets, liabilities, operating results and cash flows of King as included in the historical financial statements of the Parent. King’s costs and expenses include allocations from the Parent for centralized corporate management and administrative costs which provide benefits to both King and other businesses of the Parent. Management believes the assumptions used to prepare King’s combined financial statements from the historical statements of the Parent are reasonable. However, the financial information included herein may not necessarily reflect the combined financial position, operating results, changes in invested equity and cash flows of King in the future or what they would have been had King been a separate, stand-alone entity during the period presented. Because a direct ownership relationship did not exist among all the various units comprising King, the Parent’s net investment in King is shown in lieu of stockholders’ equity in the financial statements. The parent has committed to provide financial support to King to continue operations through September 2006. (Note 12)
The following assumptions related to allocations are reflected in the combined financial statements:
Corporate Costs
Corporate costs represent costs associated with management and administrative functions located at the Parent’s headquarters in Wilmington, MA. These costs include accounting, executive compensation, legal, investor relations, pension, general insurance, rent, depreciation and other miscellaneous expenses and were allocated based on King’s revenue as a percentage of total consolidated Parent revenue since they provide benefit to both King and other businesses of the Parent. In addition, stock compensation expense has been allocated to the combined financial statements as it directly relates to King employees. While management believes the allocations have been made in a reasonable manner, the results are not indicative of expenses which might have been incurred by the King business had it been operated as a stand-alone entity during that time, nor are the results an indication of how it is expected to operate as a stand-alone entity in the future.

Goodwill and Intangible Assets
Goodwill and certain other intangible assets resulting from the acquisition of King by the Parent in October 2004 have been allocated to the combined financial statements based on the fair value of King as of December 2005.
Pension and Other Benefit Plans
The Parent has a defined contribution plan and a defined benefit pension plan pension covering certain UK employees of King. The UK pension plan has two participating employers who are subsidiaries of the Parent and are not part of King. Certain employees of these subsidiaries work solely on King business. Historically, their costs have been allocated to King on a monthly basis as part of the Parent’s normal business practice.
In addition, the parent has a qualified, non-contributory benefit plan that covers certain US corporate management employees who provide services to both King and the Parent’s other businesses. Pension expense has been allocated to the accompany statement of operations based on King’s revenue as a percentage of total consolidated Parent revenue.
Under another defined benefit plan, the Parent provides some executives with supplemental retirement benefits. The accompanying financial statements include an allocation of this supplemental retirement expense which is also based on King’s revenue as a percentage of total consolidated Parent revenue.
Income Taxes
The Parent and certain subsidiaries file a U.S. consolidated federal income tax return. In addition, separate tax returns are filed in a number of non-U.S. jurisdictions. These tax filings include all activities of King. The accompanying combined financial statements reflect the deferred tax assets and liabilities and related income tax provision as if King’s activities in each tax jurisdiction were prepared on a separate return basis.
2. Summary of Significant Accounting Policies
Principles of Combination
The accompanying combined financial statements are those of King and include all assets, liabilities and expenses directly attributable to King, as well as reasonable estimated allocations of corporate, general and administrative assets, liabilities, and other functions and services provided by the Parent. All significant intracompany transactions and balances have been eliminated in combination.
Preparation of Financial Statements and Use of Estimates
The preparation of combined financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent liabilities. On an ongoing basis, management evaluates its estimates, including those related to investments, goodwill, intangible and other long-lived assets, bad debts, income taxes, pensions, inter-company cost allocations, contingencies and litigation. Management bases its estimates on historical experience and on appropriate and customary assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ significantly from these estimates.

Cash and Cash Equivalents
As of December 31, 2005, King had cash and cash equivalents of $18,240. Restricted cash represents money held in escrow for certain clients for use on their studies.
Significant Customers
During the fiscal year ended December 31, 2005, revenues from one customer represented approximately 11% of total net sales. Accounts receivable for this customer were approximately $1,388 at December 31, 2005. There were no other customers that accounted for more than 10% of revenues or accounts receivable during this period.
Trade Receivables and Concentrations of Credit Risk
King records trade receivables net of allowance for doubtful accounts. King establishes an allowance for doubtful accounts which it believes is adequate to cover anticipated losses on the collection of all outstanding trade receivable balances. The adequacy of the doubtful account allowance is based on historical information, a review of major customer accounts, receivable balances and management’s assessment of current economic conditions. The allowance for doubtful accounts was $181 as of December 31, 2005.
The composition of net trade receivables is as follows:

December 31,
2005
Customer receivables	$12,053
Unbilled revenue	11,204

Total	23,257
Less allowance for doubtful accounts	(181)

Net trade receivables	$23,076

Financial instruments that potentially subject King to concentrations of credit risk consist primarily of trade receivables from customers in the pharmaceutical and biotechnology industries. King believes its exposure to credit risk to be minimal, as these industries have experienced significant growth and the customers are predominantly well established and viable.
Other Current Assets
Other current assets consist of assets King will utilize within the next twelve months.
The composition of other current assets is as follows:

December 31,
2005
VAT	$734
Deposits	849
Computer licenses and leases	356
Employee related	175
Other	332

$2,446

Property, Plant and Equipment
Property, plant and equipment, including improvements that significantly add to productive capacity or extend useful life, are recorded at cost, while maintenance and repairs are expensed as incurred. Depreciation is calculated for financial reporting purposes using the straight-line method based on the estimated useful lives of the assets as follows: machinery and equipment, 2 to 20 years; furniture and fixtures, 5 to 7 years; vehicles, 2 to 4 years; and leasehold improvements, the shorter of estimated useful life or the lease periods.
The composition of net property, plant and equipment is as follows:

December 31,
2005
Machinery and equipment	$5,190
Leasehold improvements	3,563
Furniture and fixtures	2,063
Vehicles	2
Construction in progress	92

Total	$10,910
Less accumulated depreciation	(2,905)

Net property, plant and equipment	$8,005

Depreciation expense for 2005 was $2,532.
Goodwill and Other Intangible Assets
King accounts for goodwill and other intangible assets in accordance with Statement of Financial Accounting Standards, “SFAS” No. 142, “Goodwill and Other Intangible Assets,” which establishes financial accounting and reporting standards for acquired goodwill and other intangible assets. SFAS No. 142 requires that indefinite-lived intangible assets are no longer amortized but are reviewed at least annually for impairment. Separate intangible assets that have finite useful lives continue to be amortized over their estimated useful lives.
SFAS No. 142 also requires that goodwill be tested at least annually as well as when a triggering event occurs for potential impairment using a two-step process. King completed the annual impairment test for 2005 and concluded there was no impairment of goodwill. The identification and valuation of these intangible assets and the determination of the estimated useful lives at the time of acquisition require significant management judgments and estimates. These estimates are made based on, among others, input from an accredited independent valuation consultant, reviews of projected future income cash flows and statutory regulations. The use of alternative estimates and assumptions could increase or decrease the estimated fair value of our goodwill and other intangible assets, and potentially result in a different impact to our results of operations.

Impairment of Long-Lived Assets
King evaluates long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposal are less than its carrying amount. In such instances, the carrying value of long-lived assets is reduced to the estimated fair value, as determined using an appraisal or discounted cash flows, as appropriate.
Other Long-Term Liabilities
Other long-term liabilities consist of liabilities King does not intend to settle within the next twelve months.
The composition of other long-term liabilities is as follows:

December 31,
2005
Lease obligations	$9,289
Stock-Based Compensation Plans
Certain King employees participate in stock compensation plans of the Parent. Employee stock awards under the compensation plans of the Parent are accounted for as if they were issued by King. As permitted under SFAS No. 123, “Accounting for Stock-Based Compensation,” King accounts for its stock-based compensation plans using the intrinsic value method prescribed by Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees” and Financial Accounting Standards Board (FASB) Interpretation No. 44 (FIN 44), “Accounting for Certain Transactions Involving Stock Compensation – an interpretation of APB Opinion No. 25.” King recognizes compensation expenses for fixed restricted stock grants over the restriction period.
SFAS No. 123 requires the presentation of certain pro forma information as if employee stock options had been accounted for under the fair value method. For purposes of this disclosure, the fair value of stock option grants was estimated using the Black-Scholes option-pricing model with the following weighted average assumptions used for option grants:

2005
Risk-free interest rate	4.0%
Volatility factor	35%
Weighted average expected life (years)	5.0
The Black-Scholes option valuation method was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because King’s employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimates, in management’s opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options. However, for the period presented, management believes the Black-Scholes model is the most appropriate option valuation model. The weighted average Black-Scholes fair value for the 2005 grants was $17.95.
The Parent has stock-based compensation plans for its employees and directors. The pro forma amount has been adjusted for the effect of recording compensation cost for the Parent’s stock option plan for grants awarded to King employees. The amounts have been determined based upon the fair value at the grant date for awards under these plans consistent with the methodology prescribed under SFAS No.123 as amended by SFAS No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure, an Amendment of FASB Statement No. 123 for the year ended December 31, 2005 and are presented below:

December 31, 2005
Net income (loss), as reported	$(1,904)
Add: Stock-based employee compensation included in reported net income, net of tax	1,763
Less: Total stock-based employee compensation expense determined under the fair value method for all awards, net of tax	2,139

Pro forma net income(loss)	$(2,280)

The above pro forma compensation expense relates to options held by employees dedicated solely to King activities.
Revenue Recognition
King recognizes revenue related to its services in accordance with the SEC Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition.”
King’s revenue is comprised of clinical Phase II to IV trials as well as clinical trials management services and is generally evidenced by customer contracts. King provides clinical trials management services which include customized program management to coordinate and manage clinical trial programs.
The clinical Phase II to IV trials services arrangements typically range from six months up to approximately 24 months in length. These agreements are negotiated for a fixed fee. Clinical trial management are of a longer-term nature, from six months to five years, and are billed at agreed upon rates as specified in the contract.
King’s service revenues are recognized upon King’s completion of the agreed upon performance criteria. These performance criteria are generally in the form of either study protocols or specified activities or procedures which King is engaged to perform. These performance criteria are established by King’s customers and do not contain acceptance provisions which are based upon the achievement of certain study or laboratory testing results. Revenue on agreed-upon rate contracts is recognized as services are performed, based upon rates specified in the contract. Revenue of fixed fee contracts is recognized as services are performed in accordance with agreed-upon study protocols.
Deferred and unbilled revenue is recognized in the consolidated balance sheets. In some cases, a portion of the contract fee is paid at the time the study is initiated. These advances are deferred and recognized as revenue as services are performed. Unbilled services are recorded for revenues recognized to date and relate to amounts that are currently unbillable to the customer pursuant to contractual terms. In general, amounts become billable upon the achievement of milestones or in accordance with predetermined payment schedules.

Guarantees
King includes standard indemnification provisions in its customer contracts, which include standard provisions limiting King’s liability under such contracts, including the King’s indemnification obligations, with certain exceptions.
Fair Value of Financial Instruments
The carrying amounts of the King’s significant financial instruments, which include accounts receivable and accounts payable, approximate their fair values at December 25, 2004.
Income Taxes
Historically King’s U.S. results of operations have been included in the Parent’s U.S. consolidated federal income tax returns. Income tax benefit reported in King’s statements of operations has been calculated on a separate tax return basis. Therefore, the taxes presented in the accompanying combined financial statements are not necessarily reflective of the tax strategies that King would have followed or will follow as a separate stand-alone company.
King accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes.” The asset and liability approach underlying SFAS No. 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and tax basis of King’s assets and liabilities. A valuation allowance is provided for deferred tax assets if it is more likely than not that these items will expire before King is able to realize their benefits or that their future deductibility is uncertain.
Pension Obligations
The Parent recognizes obligations associated with its defined benefit pension plans in accordance with SFAS No. 87, “Employers Accounting for Pensions.” Assets, liabilities and expenses are calculated by accredited independent actuaries. As required by SFAS No. 87, the Parent is required to make certain assumptions to value the plan assets and liabilities. These assumptions are reviewed annually, or whenever otherwise required by SFAS No. 87, based on reviews of current plan information and consultations with independent investment advisors and actuaries. The selection of assumptions requires a high degree of judgment and may materially change from period to period. The Parent does not offer other defined benefits associated with post-retirement benefit plans other than pensions. The Parent adopted the disclosure requirements under SFAS No. 132R, “Employers’ Disclosure about Pensions and Other Postretirement Benefits, an Amendment of FASB Statements No. 87, 88 and 106,” as of December 25, 2004 for both domestic and foreign defined benefit plans.
Foreign Currency Translation
The functional currencies of King’s foreign subsidiaries are in local currency. In accordance with SFAS No. 52, “Foreign Currency Translation,” the financial statements of these subsidiaries are translated into U.S. dollars as follows: assets and liabilities at year-end exchange rates; income, expenses and cash flows at average exchange rates; and shareholders’ equity at historical exchange rates. The resulting translation adjustment is recorded as a component of accumulated other comprehensive income in the accompanying balance sheet. Exchange gains and losses on foreign currency transactions are recorded as other income or expense.
Comprehensive Income
Comprehensive income (loss) includes net income (loss) and the change in accumulated other comprehensive income (loss). King’s accumulated other comprehensive income (loss) shown on the combined balance sheet consists solely of foreign currency translation adjustments which are not adjusted for income taxes since they relate to indefinite investments in non-U.S. operations.
New Accounting Pronouncements
On December 16, 2004, the Financial Accounting Standards Board issued SFAS No. 123 (revised 2004), “Shared-Based Payment,” which is a revision of SFAS No. 123. SFAS No. 123(R) supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and amends SFAS No. 95, “Statement of Cash Flows.” Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. This revised standard will be effective for King beginning with the first quarter in 2006.
As permitted by SFAS No. 123, King currently accounts for share-based payments to employees using APB 25 intrinsic value method and, as such, generally recognizes no compensation cost for employee stock options. Accordingly, the adoption of SFAS No. 123(R)’s fair value method will have an impact on King’s result of operations, although it will have no impact on King’s overall financial position. The impact of the modified prospective adoption of SFAS No. 123(R) cannot be estimated at this time because it will depend on levels of share-based payments granted in the future. However, had King adopted SFAS No. 123(R) in prior periods, the impact of that standard would have approximated the impact of SFAS 123 as described in the disclosure of pro forma net income above.
3. Business Acquisition
On October 20, 2004, the Parent’s shareholders approved a merger agreement with Inveresk Research Group (Inveresk) which includes the King business. Under the terms of the merger agreement, Inveresk shareholders received 0.48 shares of the Parent’s common stock and $15.15 in cash for each share of Inveresk common stock they owned. The purchase price of $1,458,057 consisted of $841,042 representing the fair value of the Parent’s common stock of 18,451,996 shares issued, $582,391 of cash consideration, the fair value of the Parent’s stock options exchanged for Inveresk stock options and transaction costs incurred by the Parent. The Parent utilized $161,229 of available cash and $500,000 of borrowings under the credit facility for the cash consideration paid to Inveresk shareholders and to pay off Inveresk’s existing credit facility of approximately $78,838.

     The purchase price associated with the Inveresk acquisition was as follows:

Stock consideration	$841,042
Cash consideration	582,391
Fair value of stock options exchange	30,350
Transaction costs	4,274

Purchase price	1,458,057
Cash acquired	(41,726)

Purchase price, net of cash acquired	$1,416,331

     The preliminary purchase price allocation associated with the Inveresk acquisition was as follows:

Current assets	$98,415
Property, plant and equipment	128,082
Current liabilities	(201,293)
Non-current liabilities	(147,505)
Goodwill and other intangibles acquired	1,538,632

Total purchase price allocation	$1,416,331

		Weighted
		average
		amortization
		life (years)
Customer relationships	$167,700	21
Backlog	63,700	3
Trademarks and trade names	700	1
Goodwill	1,306,532	—

Total goodwill and other intangibles	$1,538,632

4. Impairment and Other Charges
During the fourth quarter of 2005, King ceased using a portion of its leased North Carolina facility. Accordingly, King evaluated the lease which expires in 2011 for impairment and recorded a charge of $1,572.
5. Goodwill and Other Intangible Assets
Goodwill and certain other intangible assets resulting from the acquisition of King by the Parent in October 2004 have been allocated to the combined financial statements based on the fair value of King as determined by the Parent during its annual impairment testing for year end December 31, 2005.
The following table displays goodwill and other intangible assets subject to amortization:

	December 31, 2005
	Gross
	Carrying	Accumulated
	Amount	Amortization
Goodwill	$320,540	$—
Other intangible assets subject to amortization:
Backlog	12,257	(7,576)
Customer relationships	24,005	(4,593)

Total other intangible assets	$36,262	$(12,169)

     Estimated amortization expense for the next five years is as follows:

2006	$8,528
2007	4,457
2008	3,284
2009	2,376
2010	1,687
6. Income Taxes
An analysis of the components of King’s income before income taxes and the related provision for income taxes is presented below:

Fiscal Years
December 31,
2005
Income before income taxes
U.S.	$(6,788)
Non-U.S.	6,346

$(442)

Income tax provision
Current:
Federal	$612
Foreign	682
State and local	85

Total current	$1,379

Deferred:
Federal	$432
Foreign	77
State and local	(426)

Total deferred	83

Total tax provision	$1,462

Net deferred taxes, detailed below, recognize the impact of temporary differences between the amounts of assets and liabilities recorded for financial statement purposes and such amounts measured in accordance with tax laws.

December
31, 2005
Compensation related	$617
Accruals	815
Goodwill and other intangibles	(11,955)
Net operating loss and credit carryforwards	17,429
Depreciation and amortization	4,557
Deferred income	4,144
Other	(2,537)
Valuation allowance	(7,396)

Total deferred taxes	$5,674

Reconciliations of the statutory U.S. federal income tax rate to effective tax rates are as follows:

December
31, 2005
Tax at statutory U.S. tax rate	$(155)
Foreign tax rate differences	85
State income taxes, net of federal tax benefit	(1,465)
Deferred revenue	1,236
Change in valuation allowance	643
Other	1,118

$1,462

As of December 31, 2005, King has total U.S. net operating loss carry forwards of approximately $26,100 which will begin to expire in 2024. Non-U.S. net operating losses at December 31, 2005 were approximately $27,300 which may be carried forward indefinitely. Net operating losses in the Parent’s consolidated federal income tax return, which have been or are expected to be utilized, are $22,300
As of December 31, 2005 approximately $350 of valuation allowance reversed resulted in a reduction to goodwill. As of December 31, 2005 King has provided a valuation allowance of $24,700 all of which will result in a reduction of goodwill upon reversal. King has recognized the balance of deferred tax assets on the belief that it is more likely than not that they will be realized. This belief is based on all available evidence including historical operating results, projections of taxable income and tax planning strategies.
As of December 31, 2005, earnings of King’s non-U.S. subsidiaries are considered to be indefinitely reinvested. No provision for income taxes has been provided thereon. Upon distribution of those earnings in the form of dividends or otherwise, the Parent would be subject to both U.S. taxes and withholding taxes payable to various foreign countries. It is not practicable to estimate the amount of additional tax that might be payable on this undistributed foreign income.
7. Employee Benefits
401(k) Employee Savings Plan
The Parent’s defined contribution plan qualifies under section 401(k) of the Internal Revenue Code. It covers substantially all U.S. employees of King and contains a provision whereby the Parent matches a percentage of employee contributions. The costs associated with the defined contribution plan totaled $698 in 2005 for King employees.
Pension Plans
For certain UK employees, the Parent assumed a defined contribution plan and a defined benefit pension plan in connection with the acquisition of the King business on October 20, 2004. Contributions under the defined contribution plan are determined as a percentage of gross salary. The UK defined benefit pension plan has two participating employers who are subsidiaries of the Parent and are not part of King. Certain employees of these subsidiaries work solely on activates related to the King business. Historically, their costs have been allocated to King on a monthly basis as part of the Parent’s normal business practice and are therefore included in the historical King financial statements.
The Parent also has a qualified, non-contributory pension plan. Under this plan, benefits are based on participants’ final average monthly compensation and years of service. Participants’ rights vest upon completion of five years of service. Pension expense of $313 related to this plan has been allocated to King’s statements of operations for the year ended December 31, 2005 based on King’s revenue as a percentage of total consolidated Parent revenue.

Post Retirement Benefit Plans
Under another defined benefit plan, the Parent provides some executives with supplemental retirement benefits. This plan is unfunded and non-qualified under the provisions of the Employee Retirement Income Securities Act of 1974. The Parent has, however, obtained several key-person life insurance policies with the intention of using their cash surrender value to fund this plan. The accompanying statement of operations for the year ended December 31, 2005 includes an allocation of $219 related to this post retirement benefit plan based on King’s revenue as a percentage of total consolidated Parent revenue.
The following table provides reconciliations of the changes in benefit obligations, fair value of plan assets and funded status of the Parent’s defined benefit plans mentioned above.
Obligations and Funded Status

	December 31, 2005
		Supplemental
	Pension Benefits	Retirement Benefits
Change in benefit obligations
Benefit obligation at beginning of year	$161,880	$16,303
Benefit obligation assumed	5,592	—
Service cost	4,867	484
Interest cost	8,832	1,031
Benefit payments	(2,407)	—
Plan participants’ contributions	1,134	(533)
Actuarial loss (gain)	3,451	2,154
Plan amendments	—	—
Effect of foreign exchange	(4,828)	—

Benefit obligation at end of year	$178,521	$19,439

Change in plan assets
Fair value of plan assets at beginning of year	$101,282	$—
Plan assets assumed	—	—
Actual return on plan assets	15,524
Employer contributions	14,961	533
Plan participants’ contributions	1,134
Benefit payments	(2,407)	(533)
Insured assets	(162)	—

Fair value of plan assets at end of year	$130,332	$—

Funded status
Funded status	(48,190)	(19,439)
Unrecognized transition obligation	—	—
Unrecognized prior-service cost	(10,541)	(972)
Unrecognized gain	10,059	8,322

Net amount recognized	$(48,672)	$(12,089)

Amounts recognized in the statement of financial position consist of:
Prepaid benefit cost	$516	$—
Accrued benefit cost	(51,333)	(17,567)
Intangible asset	—	—
Accumulated other comprehensive income	2,145	5,479

Net amount recognized	$(48,672)	$(12,088)

The accumulated benefit obligation for these defined benefit plans was $165,379 at December 31, 2005.
Information for defined benefit plans with an accumulated benefit obligation in excess of plan assets

	December 31, 2005
		Supplemental
	Pension Benefits	Retirement Benefits
Projected benefit obligation	$178,521	$19,439
Accumulated benefit obligation	165,379	17,479
Fair value of plan assets	130,331	—
Components of net periodic benefit cost

	December 31, 2005
		Supplemental
	Pension Benefits	Retirement Benefits
Service cost	$4,867	$484
Interest cost	8,832	1,031
Expected return on plan assets	(7,770)	—
Amortization of transition obligation	—	—
Amortization of prior service cost	(540)	(162)
Amortization of net loss	576	892

Net periodic benefit cost	$5,965	$2,245

Assumptions
Weighted-average assumptions used to determine benefit obligations

	December 31,2005
		Supplemental
	Pension Benefits	Retirement Benefits
Discount rate	5.01%	5.65%
Rate of compensation increase	3.32%	4.75%
Weighted-average assumptions used to determine net periodic benefit cost

	December 31,2005
		Supplemental
	Pension Benefits	Retirement Benefits
Discount rate	5.36%	5.65%
Expected long term return on plan assets	7.46%	—
Rate of compensation increase	3.32%	4.75%
The expected long term rate of return on plan assets was made considering the pension plan’s asset mix, historical returns and expected yields on plan assets.

Plan Assets
The Company’s pension plan weighted-average asset allocations by asset category are as follows:
Pension Benefits

2005
Equity securities	19%
Fixed income	10%
Other	71%
Total	100%
The Parent’s investment objective is to obtain the highest possible return commensurate with the level of assumed risk. Fund performances are compared to benchmarks including the S&P 500 Index, Russell 1000 Index, Russell 3000 Index and Lehman Brothers Aggregate Bond Index. The Parent’s Investment Committee meets on a quarterly basis to review plan assets.
The Parent’s plan assets did not include any of the Parent’s common stock at December 31, 2005.
Cash Flows
Contributions
During 2005, the Parent contributed $15,930 to its pension plans which included additional funding of $10,936 for our U.K. pension plan. The Parent expects to contribute $7,717 to its pension plans in 2006.
Estimated Future Benefit Payments
     The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Supplemental
	Pension Benefits	Retirement Benefits
2006	$2,531	$557
2007	2,852	584
2008	3,086	626
2009	3,395	826
2010	3,742	940
2011 – 2014	27,883	6,510
8. Stock Compensation Plans
King has no separate employee stock option plan; however, employees of King participate in the Parent’s stock option plans. These plans provide for the grant of incentive and nonqualified stock options, stock appreciation rights, restricted or unrestricted common stock and other equity awards. Under the Parent’s plans, all of which are fixed accounting plans, options are granted to purchase common stock at 100% of the fair market value on the date of grant. Options granted to employees vest in equal installments generally over one to three years and have a maximum term of 10 years. In addition, a number of grants made to King employees vested immediately.

Under the Parent’s 2000 Plan, shares of restricted common stock of the Parent may be granted at no cost to officers and key employees. Recipients are entitled to cash dividends and to vote their respective shares. Restrictions limit the sale or transfer of these shares until they vest, which is typically over a three-year period. Upon issuance of restricted stock awards under the plan, unearned compensation equivalent to the market value at the measurement date is determined and amortized as compensation expense over the vesting period. The weighted average fair value of those restricted stock awards issued to King employees during 2005 was $47.68. As of December 31, 2005, a total of 27,800 restricted stock awards issued to King employees were outstanding.
The following table summarizes stock option activities under the Parent’s plans as it relates to King employees who participate in these plans:

			Weighted
			Average
	Shares	Exercise Price	Exercise Price
Options outstanding as of December 25, 2004	186,767	$0.24 - $47.40	$22.53

Options granted	64,850	$47.36 - $50.59	$47.71
Options exercised	(57,012)	$0.50 - $29.55	$20.43
Options canceled	(8,743)	$13.25 - $47.75	$27.61

Options outstanding as of December 31, 2005	185,862	$0.24 - $50.59	$31.31
Options exercisable as of December 31, 2005	60,565	$0.24 - $29.55	$17.36

	OPTIONS OUTSTANDING			OPTIONS EXERCISABLE
	Outstanding as of	Weighted Average	Weighted	Exercisable as of	Weighted
Range of	December 31,	Remaining Contractual	Average	December 31,	Average
Exercise Prices	2005	Life (years)	Exercise Price	2005	Exercise Price
$0.00 — $10.00	1,971	5.7	$.024	1,971	$0.24
$10.01 — $20.00	36,964	6.6	$13.25	36,964	$13.25
$20.01 — $30.00	83,193	6.9	$26.80	19,629	$23.89
$30.01 — $40.00	—	—	$—	—	$—
$40.01 — $50.00	65,550	8.6	$47.44	2,001	$45.94
$50.01 — $60.00	2,450	9.7	$50.59	—	$—
	190,128	7.4	$31.31	60,565	$17.36
9. Commitments and Contingencies
Operating Leases
Rental expense incurred directly by King under non-cancelable operating leases for the year ended December 31, 2005 was $5,391.
The following table reflects King’s non-cancelable operating lease commitments as of December 31, 2005:

2006	4,875
2007	6,328
2008	5,830
2009	5,547
2010	4,956
Thereafter	10,149

Insurance
The Parent maintains insurance for workers’ compensation, various liability lines and employee medical with per claim loss limits up to $500. Aggregate loss limits for workers compensation, auto liability and general liability is projected at $4,450. The Parent has historically charged King a portion of its general insurance expense. The accompanying combined statement of operations for the year ended December 31, 2005 includes a charge of $234 from the Parent related to insurance based on King revenue as a percentage of total consolidated parent revenue.
Litigation
Various lawsuits, claims and proceedings of a nature considered normal to its business are pending against the Parent. In the opinion of management, the outcome of such proceedings and litigation currently pending will not materially affect the Parent or King’s combined financial statements.
10. Related Party Transactions
Related Party Revenue
King revenue from sales of management data services to the Parent was $4,086 for the year ended December 31, 2005. In addition, King purchased central lab services from the Parent for inclusion in its sales to third parties totaling $345 for the year ended December 31, 2005.
Parent Allocations
King’s costs and expenses include allocations from the Parent for accounting, executive compensation, legal, investor relations, pension, general insurance, rent, depreciation, stock compensation and other miscellaneous expenses. These allocations have been determined on bases that King and the Parent considered to be a reasonable reflection of the utilization of services provided or the benefit received by King. The allocation methods include direct utilization of services, revenue as a percentage of total consolidated Parent revenue and fair value of King. Allocated costs included in the statement of operations were as follows for the year ended December 31, 2005:

Selling and administrative	$7,743
In addition, King provides the Parent with services related to shared facilities, management charges and overhead at its UK location based on direct usage. Amounts charged to the Parent for the year ended December 31, 2005 totaled $1,901 and are included as a reduction to selling, general and administrative expenses in the combined statement of operations.
King’s employees participate in various Parent-sponsored employee benefit plans (See Notes 6 and 7).

King’s assets and liabilities include allocations from the Parent related to goodwill and other intangibles (See Note 1). The combined balance sheet of King includes the following allocated assets and liabilities as of December 31, 2005:

Goodwill	$320,540
Other intangible assets	24,093
Due to Parent
Due to Parent is comprised of trade payable balances owed to the Parent and the Parent’s other businesses incurred by King in its normal course of operations. Historically, interest has not been charged to King on these amounts as they relate primarily to trade payables. If the Parent had charged interest to King on these balances it would have been approximately $1,475 based on the prevailing interest rate on similar arrangements of 5% applied to amounts outstanding through out the year ended December 31, 2005.
Parent Company Investment
Parent company investment consists of the Parent’s equity investment in King. Changes in the Parent’s net investment represent the Parent’s transfer of its net investment in King, after giving effect to the net earnings of King.
11. Business Segment and Geographic Information
Description of Business
King has one reportable segment that manages every aspect of clinical trials from clinical development plans and protocol design to New Drug Applications and post-marketing surveillance. King provides a comprehensive range of services as either a full-service package or as individual stand-alone services. In addition to conducting single site studies in many parts of the world, King has a proven track record of managing large international multi-center trials culminating in regulatory filings. Organized into teams by therapeutic area, each team is led by a physician or Project Manager and is comprised of members with experience from all key operational areas. These activities and revenues are performed and earned primarily in the United States and Europe. Based in North Carolina and Scotland, King has a strong presence in Europe and North America with 18 offices worldwide and operations in over 20 countries.
12. Subsequent Events
During the first quarter of fiscal 2006, the Parent initiated actions to sell King. On May 9, 2006, the Parent entered into a definitive agreement to sell its Phase II-IV Clinical Services business for $215 million. Accordingly, management will perform a goodwill impairment test for the goodwill related to King.

Phase II – IV Clinical Services Business

Phase II – IV Clinical Services Business
UNAUDITED COMBINED STATEMENT OF OPERATIONS
(dollars in thousands)

Six Months
Ended June
30, 2005
Net sales	$54,672
Cost of sales	33,961

Gross profit	20,711
Selling, general and administrative	17,320
Amortization of intangibles	5,985

Operating loss	(2,594)
Other income (expense)
Interest income	62
Other, net	(209)

Loss before income taxes	(2,741)
Provision for income tax benefit	(659)

Net loss	$(2,082)

The accompanying notes are an integral part of the combined financial statements.

Phase II – IV Clinical Services Business
UNAUDITED COMBINED BALANCE SHEET
(dollars in thousands)

June 30,
2005
Assets
Current assets
Cash and cash equivalents	$9,117
Trade receivables, net	25,734
Restricted cash	2,628
Deferred income taxes	3,083
Other current assets	3,506

Total current assets	44,068
Property, plant and equipment, net	9,062
Other intangibles, net	34,804
Goodwill	320,540
Deferred income taxes	1,668

Total assets	$410,142

Liabilities and Invested Equity
Current liabilities
Accounts payable	$1,833
Accrued compensation	1,245
Deferred income	22,269
Accrued liabilities	4,339

Total current liabilities	29,686
Other long-term liabilities	9,028
Due to parent	31,563

Total liabilities	70,277

Commitments and contingencies
Invested equity
Parent’s net investment	339,564
Accumulated other comprehensive income	301

Total invested equity	339,865

Total liabilities and invested equity	$410,142

The accompanying notes are an integral part of the combined financial statements.

Phase II – IV Clinical Services Business
UNAUDITED COMBINED STATEMENT OF CHANGES IN INVESTED EQUITY
AND TOTAL COMPREHENSIVE INCOME
(dollars in thousands)

Six Months Ended June 30,
2005
Parent’s net investment:
Balance, December 25, 2004	$333,649
Net transfers from parent	7,997
Net loss	(2,082)

Balance, June 30, 2005	$339,564

Accumulated other comprehensive income (loss):
Balance, December 25, 2004	$(905)
Foreign currency translations	1,206

Balance, June 30, 2005	$301

Total invested equity	$339,865

Total comprehensive income (loss):
Net loss	$(2,082)
Other comprehensive income	1,206

Total comprehensive loss	$(876)

The accompanying notes are an integral part of the combined financial statements.

Phase II – IV Clinical Services Business
UNAUDITED COMBINED STATEMENT OF CASH FLOWS
(dollars in thousands)

Six Months
Ended June
30, 2005
Net cash provided by operating activities	(423)

Cash flows relating to investing activities
Capital expenditures	(132)
Acquisition costs	(2,441)
Net cash used in investing activities	(2,573)

Effect of exchange rate changes on cash and cash equivalents	(265)

Net change in cash and cash equivalents	(3,261)
Cash and cash equivalents, beginning of period	12,378

Cash and cash equivalents, end of period	9,117

The accompanying notes are an integral part of the combined financial statements.

Phase II – IV Clinical Services Business
NOTES TO COMBINED FINANCIAL STATEMENTS
(UNAUDITED)
(dollars in thousands)
1. Background and Basis of Presentation
Background
The accompanying combined financial statements are those of the Phase II-IV Clinical Services business (“King”) of Charles River Laboratories International, Inc.’s (the “Parent”). King is a leading provider of Phase II-IV clinical trials management services, including medical data sciences services and regulatory support to the pharmaceutical and biotechnology industries on a worldwide basis.
Basis of Presentation
The accompanying combined financial statements include the assets, liabilities, operating results and cash flows of King as included in the historical financial statements of the Parent. King’s costs and expenses include allocations from the Parent for centralized corporate management and administrative costs which provide benefits to both King and other businesses of the Parent. Management believes the assumptions used to prepare King’s combined financial statements from the historical statements of the Parent are reasonable. However, the financial information included herein may not necessarily reflect the combined financial position, operating results, changes in invested equity and cash flows of King in the future or what they would have been had King been a separate, stand-alone entity during the period presented. Because a direct ownership relationship did not exist among all the various units comprising King, the Parent’s net investment in King is shown in lieu of stockholders’ equity in the financial statements. The parent has committed to provide financial support to King to continue operations through September 2006. (Note 12)
The following assumptions related to allocations are reflected in the combined financial statements:
Corporate Costs
Corporate costs represent costs associated with management and administrative functions located at the Parent’s headquarters in Wilmington, MA. These costs include accounting, executive compensation, legal, investor relations, pension, general insurance, rent, depreciation and other miscellaneous expenses and were allocated based on King’s revenue as a percentage of total consolidated Parent revenue since they provide benefit to both King and other businesses of the Parent. In addition, stock compensation expense has been allocated to the combined financial statements as it directly relates to King employees. While management believes the allocations have been made in a reasonable manner, the results are not indicative of expenses which might have been incurred by the King business had it been operated as a stand-alone entity during that time, nor are the results an indication of how it is expected to operate as a stand-alone entity in the future.

Goodwill and Intangible Assets
Goodwill and certain other intangible assets resulting from the acquisition of King by the Parent in October 2004 have been allocated to the combined financial statements based on the fair value of King.
Pension and Other Benefit Plans The Parent has a defined contribution plan and a defined benefit pension plan pension covering certain UK employees of King. The UK pension plan has two participating employers who are subsidiaries of the Parent and are not part of King. Certain employees of these subsidiaries work solely on King business. Historically, their costs have been allocated to King on a monthly basis as part of the Parent’s normal business practice.
In addition, the parent has a qualified, non-contributory benefit plan that covers certain US corporate management employees who provide services to both King and the Parent’s other businesses. Pension expense has been allocated to the accompany statement of operations based on King’s revenue as a percentage of total consolidated Parent revenue.
Under another defined benefit plan, the Parent provides some executives with supplemental retirement benefits. The accompanying financial statements include an allocation of this supplemental retirement expense which is also based on King’s revenue as a percentage of total consolidated Parent revenue.
Income Taxes
The Parent and certain subsidiaries file a U.S. consolidated federal income tax return. In addition, separate tax returns are filed in a number of non-U.S. jurisdictions. These tax filings include all activities of King. The accompanying combined financial statements reflect the deferred tax assets and liabilities and related income tax provision as if King’s activities in each tax jurisdiction were prepared on a separate return basis.
2. Summary of Significant Accounting Policies
Principles of Combination
The accompanying combined financial statements are those of King and include all assets, liabilities and expenses directly attributable to King, as well as reasonable estimated allocations of corporate, general and administrative assets, liabilities, and other functions and services provided by the Parent. All significant intracompany transactions and balances have been eliminated in combination.
Preparation of Financial Statements and Use of Estimates
The preparation of combined financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent liabilities. On an ongoing basis, management evaluates its estimates, including those related to investments, goodwill, intangible and other long-lived assets, bad debts, income taxes, pensions, inter-company cost allocations, contingencies and litigation. Management bases its estimates on historical experience and on appropriate and customary assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ significantly from these estimates.

Cash and Cash Equivalents
As of June 30, 2005, King had cash and cash equivalents of $9,117. Restricted cash represents money held in escrow for certain clients for use on their studies.
Significant Customers
During the period ended June 30, 2005, revenues from one customer represented approximately 13.7% of total net sales. Accounts receivable for this customer were approximately $7,798 at June 30, 2005. There were no other customers that accounted for more than 10% of revenues or accounts receivable during this period.
Trade Receivables and Concentrations of Credit Risk
King records trade receivables net of allowance for doubtful accounts. King establishes an allowance for doubtful accounts which it believes is adequate to cover anticipated losses on the collection of all outstanding trade receivable balances. The adequacy of the doubtful account allowance is based on historical information, a review of major customer accounts, receivable balances and management’s assessment of current economic conditions. The allowance for doubtful accounts was $290 as of June 30, 2005.
The composition of net trade receivables is as follows:

June 30, 2005
Customer receivables	$14,816
Unbilled revenue	11,208

Total	26,024
Less allowance for doubtful accounts	(290)

Net trade receivables	$25,734

Financial instruments that potentially subject King to concentrations of credit risk consist primarily of trade receivables from customers in the pharmaceutical and biotechnology industries. King believes its exposure to credit risk to be minimal, as these industries have experienced significant growth and the customers are predominantly well established and viable.
Other Current Assets
Other current assets consist of assets King will utilize within the next twelve months.
The composition of other current assets is as follows:

June 30, 2005
VAT	$998
Deposits	393
Computer licenses and leases	176
Employee related	82
Prepaids	534

Other	1,205

$3,388

Property, Plant and Equipment
Property, plant and equipment, including improvements that significantly add to productive capacity or extend useful life, are recorded at cost, while maintenance and repairs are expensed as incurred. Depreciation is calculated for financial reporting purposes using the straight-line method based on the estimated useful lives of the assets as follows: machinery and equipment, 2 to 20 years; furniture and fixtures, 5 to 7 years; vehicles, 2 to 4 years; and leasehold improvements, the shorter of estimated useful life or the lease periods.
The composition of net property, plant and equipment is as follows:

June 30,
2005
Machinery and equipment	$2,286
Leasehold improvements	3,581
Furniture and fixtures	4,886
Vehicles	3

Total	$10,756
Less accumulated depreciation	(1,694)

Net property, plant and equipment	$9,062

Depreciation expense for the six months ended June 30, 2005 was $1,246.
Goodwill and Other Intangible Assets
King accounts for goodwill and other intangible assets in accordance with Statement of Financial Accounting Standards, “SFAS” No. 142, “Goodwill and Other Intangible Assets,” which establishes financial accounting and reporting standards for acquired goodwill and other intangible assets. SFAS No. 142 requires that indefinite-lived intangible assets are no longer amortized but are reviewed at least annually for impairment. Separate intangible assets that have finite useful lives continue to be amortized over their estimated useful lives.
SFAS No. 142 also requires that goodwill be tested at least annually as well as when a triggering event occurs for potential impairment using a two-step process. King completed the annual impairment test for 2005 and concluded there was no impairment of goodwill. The identification and valuation of these intangible assets and the determination of the estimated useful lives at the time of acquisition require significant management judgments and estimates. These estimates are made based on, among others, input from an accredited independent valuation consultant, reviews of projected future income cash flows and statutory regulations. The use of alternative estimates and assumptions could increase or decrease the estimated fair value of our goodwill and other intangible assets, and potentially result in a different impact to our results of operations.

Impairment of Long-Lived Assets
King evaluates long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposal are less than its carrying amount. In such instances, the carrying value of long-lived assets is reduced to the estimated fair value, as determined using an appraisal or discounted cash flows, as appropriate.
Other Long-Term Liabilities
Other long-term liabilities consist of liabilities King does not intend to settle within the next twelve months.
     The composition of other long-term liabilities is as follows:

June 30,
2005
Lease obligations	$9,028
Stock-Based Compensation Plans
Certain King employees participate in stock compensation plans of the Parent. Employee stock awards under the compensation plans of the Parent are accounted for as if they were issued by King. As permitted under SFAS No. 123, “Accounting for Stock-Based Compensation,” King accounts for its stock-based compensation plans using the intrinsic value method prescribed by Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees” and Financial Accounting Standards Board (FASB) Interpretation No. 44 (FIN 44), “Accounting for Certain Transactions Involving Stock Compensation – an interpretation of APB Opinion No. 25.” King recognizes compensation expenses for fixed restricted stock grants over the restriction period.
SFAS No. 123 requires the presentation of certain pro forma information as if employee stock options had been accounted for under the fair value method. For purposes of this disclosure, the fair value of stock option grants was estimated using the Black-Scholes option-pricing model with the following weighted average assumptions used for option grants:

2005
Risk-free interest rate	4.0%
Volatility factor	35%
Weighted average expected life (years)	5.0
The Black-Scholes option valuation method was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because King’s employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimates, in management’s opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options. However, for the period presented, management believes the Black-Scholes model is the most appropriate option valuation model. The weighted average Black-Scholes fair value for the 2005 grants issued from January 1 thru June 30, 2005 was $17.91.
The Parent has stock-based compensation plans for its employees and directors. The pro forma amount has been adjusted for the effect of recording compensation cost for the Parent’s stock option plan for grants awarded to King employees. The amounts have been determined based upon the fair value at the grant date for awards under these plans consistent with the methodology prescribed under SFAS No.123 as amended by SFAS No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure, an Amendment of FASB Statement No. 123 for the six months ended June 30, 2005 and are presented below:

6 Months Ending
June 30, 2005
Net income (loss), as reported	$(2,147)
Add: Stock-based employee compensation included in reported net income, net of tax	1,227
Less: Total stock-based employee compensation expense determined under the fair value method for all awards, net of tax	1,376

Pro forma net income(loss)	$(2,296)

The above pro forma compensation expense relates to options held by employees dedicated solely to King activities.
Revenue Recognition
King recognizes revenue related to its services in accordance with the SEC Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition.”
King’s revenue is comprised of clinical Phase II to IV trials as well as clinical trials management services and is generally evidenced by customer contracts. King provides clinical trials management services which include customized program management to coordinate and manage clinical trial programs.
The clinical Phase II to IV trials services arrangements typically range from six months up to approximately 24 months in length. These agreements are negotiated for a fixed fee. Clinical trial management are of a longer-term nature, from six months to five years, and are billed at agreed upon rates as specified in the contract.
King’s service revenues are recognized upon King’s completion of the agreed upon performance criteria. These performance criteria are generally in the form of either study protocols or specified activities or procedures which King is engaged to perform. These performance criteria are established by King’s customers and do not contain acceptance provisions which are based upon the achievement of certain study or laboratory testing results. Revenue on agreed-upon rate contracts is recognized as services are performed, based upon rates specified in the contract. Revenue of fixed fee contracts is recognized as services are performed in accordance with agreed-upon study protocols.
Deferred and unbilled revenue is recognized in the consolidated balance sheets. In some cases, a portion of the contract fee is paid at the time the study is initiated. These advances are deferred and recognized as revenue as services are performed. Unbilled services are recorded for revenues recognized to date and relate to amounts that are currently unbillable to the customer pursuant to contractual terms. In general, amounts become billable upon the achievement of milestones or in accordance with predetermined payment schedules.
Guarantees
King includes standard indemnification provisions in its customer contracts, which include standard provisions limiting King’s liability under such contracts, including the King’s indemnification obligations, with certain exceptions.
Fair Value of Financial Instruments
The carrying amounts of the King’s significant financial instruments, which include accounts receivable and accounts payable, approximate their fair values at June 30, 2005.
Income Taxes
Historically King’s U.S. results of operations have been included in the Parent’s U.S. consolidated federal income tax returns. Income tax benefit reported in King’s statements of operations has been calculated on a separate tax return basis. Therefore, the taxes presented in the accompanying combined financial statements are not necessarily reflective of the tax strategies that King would have followed or will follow as a separate stand-alone company.
King accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes.” The asset and liability approach underlying SFAS No. 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and tax basis of King’s assets and liabilities. A valuation allowance is provided for deferred tax assets if it is more likely than not that these items will expire before King is able to realize their benefits or that their future deductibility is uncertain.
Pension Obligations
The Parent recognizes obligations associated with its defined benefit pension plans in accordance with SFAS No. 87, “Employers Accounting for Pensions.” Assets, liabilities and expenses are calculated by accredited independent actuaries. As required by SFAS No. 87, the Parent is required to make certain assumptions to value the plan assets and liabilities. These assumptions are reviewed annually, or whenever otherwise required by SFAS No. 87, based on reviews of current plan information and consultations with independent investment advisors and actuaries. The selection of assumptions requires a high degree of judgment and may materially change from period to period. The Parent does not offer other defined benefits associated with post-retirement benefit plans other than pensions. The Parent adopted the disclosure requirements under SFAS No. 132R, “Employers’ Disclosure about Pensions and Other Postretirement Benefits, an Amendment of FASB Statements No. 87, 88 and 106,” as of December 25, 2004 for both domestic and foreign defined benefit plans.

Foreign Currency Translation
The functional currencies of King’s foreign subsidiaries are in local currency. In accordance with SFAS No. 52, “Foreign Currency Translation,” the financial statements of these subsidiaries are translated into U.S. dollars as follows: assets and liabilities at period-end exchange rates; income, expenses and cash flows at average exchange rates; and shareholders’ equity at historical exchange rates. The resulting translation adjustment is recorded as a component of accumulated other comprehensive income in the accompanying balance sheet. Exchange gains and losses on foreign currency transactions are recorded as other income or expense.
Comprehensive Income
Comprehensive income (loss) includes net income (loss) and the change in accumulated other comprehensive income (loss). King’s accumulated other comprehensive income (loss) shown on the combined balance sheet consists solely of foreign currency translation adjustments which are not adjusted for income taxes since they relate to indefinite investments in non-U.S. operations.
New Accounting Pronouncements
On December 16, 2004, the Financial Accounting Standards Board issued SFAS No. 123 (revised 2004), “Shared-Based Payment,” which is a revision of SFAS No. 123. SFAS No. 123(R) supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and amends SFAS No. 95, “Statement of Cash Flows.” Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. This revised standard will be effective for King beginning with the first quarter in 2006.
As permitted by SFAS No. 123, King currently accounts for share-based payments to employees using APB 25 intrinsic value method and, as such, generally recognizes no compensation cost for employee stock options. Accordingly, the adoption of SFAS No. 123(R)’s fair value method will have an impact on King’s result of operations, although it will have no impact on King’s overall financial position. The impact of the modified prospective adoption of SFAS No. 123(R) cannot be estimated at this time because it will depend on levels of share-based payments granted in the future. However, had King adopted SFAS No. 123(R) in prior periods, the impact of that standard would have approximated the impact of SFAS 123 as described in the disclosure of pro forma net income above.
3. Business Acquisition
On October 20, 2004, the Parent’s shareholders approved a merger agreement with Inveresk Research Group (Inveresk) which includes the King business. Under the terms of the merger agreement, Inveresk shareholders received 0.48 shares of the Parent’s common stock and $15.15 in cash for each share of Inveresk common stock they owned. The purchase price of $1,458,057 consisted of $841,042 representing the fair value of the Parent’s common stock of 18,451,996 shares issued, $582,391 of cash consideration, the fair value of the Parent’s stock options exchanged for Inveresk stock options and transaction costs incurred by the Parent. The Parent utilized $161,229 of available cash and $500,000 of borrowings under the credit facility for the cash consideration paid to Inveresk shareholders and to pay off Inveresk’s existing credit facility of approximately $78,838.

The purchase price associated with the Inveresk acquisition was as follows:

Stock consideration	$841,042
Cash consideration	582,391
Fair value of stock options exchange	30,350
Transaction costs	4,274

Purchase price	1,458,057
Cash acquired	(41,726)

Purchase price, net of cash acquired	$1,416,331

     The preliminary purchase price allocation associated with the Inveresk acquisition was as follows:

Current assets	$98,415
Property, plant and equipment	128,082
Current liabilities	(201,293)
Non-current liabilities	(147,505)
Goodwill and other intangibles acquired	1,538,632

Total purchase price allocation	$1,416,331

		Weighted
		average
		amortization
		life (years)
Customer relationships	$167,700	21
Backlog	63,700	3
Trademarks and trade names	700	1
Goodwill	1,306,532	—

Total goodwill and other intangibles	$1,538,632

4. Goodwill and Other Intangible Assets
Other intangible assets resulting from the acquisition of King by the Parent in October 2004 have been allocated to the combined financial statements based on the fair value of King as determined by the Parent during its annual impairment testing for period ending June 30, 2005.
The following table displays other intangible assets subject to amortization:

	June 30, 2005
	Gross
	Carrying	Accumulated
	Amount	Amortization
Backlog	13,868	(4,473)
Customer relationships	27,399	(1,990)

Total other intangible assets	$41,267	$(6,463)

     Estimated amortization expense for the next five years is as follows:

2006	$10,574
2007	5,588
2008	4,117
2009	2,978
2010	2,115
5. Income Taxes
An analysis of the components of King’s income before income taxes and the related provision for income taxes is presented below:

Fiscal Years
June 30, 2005
Income before income taxes
U.S.	$(3,827)
Non-U.S.	1,086

$(2,741))

Income tax provision
Current:
Federal	$—
Foreign	64
State and local	—

Total current	$64

Deferred:
Federal	$(316)
Foreign	(366)
State and local	(41)

Total deferred	(723)

Total tax provision	$(659)

Net deferred taxes, detailed below, recognize the impact of temporary differences between the amounts of assets and liabilities recorded for financial statement purposes and such amounts measured in accordance with tax laws.

June 30,
2005
Compensation related	$331
Accruals	1,206
Goodwill and other intangibles	(13,944)
Net operating loss and credit carryforwards	21,861
Depreciation and amortization	4,352
Deferred income	2,646
Other	(2,694)
Valuation allowance	(9,007)

Total deferred taxes	$4,751

Reconciliations of the statutory U.S. federal income tax rate to effective tax rates are as follows:

June 30,
2005
Tax at statutory U.S. tax rate	$(959)
Research and development enhanced deductions	(733)
Other	1,033

$(659)

As of June 30, 2005, King has total U.S. net operating loss carry forwards of approximately $34,900 which will begin to expire in 2024. Non-U.S. net operating losses at June 30, 2005 were approximately $32,200 which may be carried forward indefinitely. Net operating losses in the Parent’s consolidated federal income tax return, which have been or are expected to be utilized, are $23,918.
As of June 30, 2005 King has provided a valuation allowance of $30,000 of which approximately $28,100 will result in a reduction of goodwill upon reversal. King has recognized the balance of deferred tax assets on the belief that it is more likely than not that they will be realized. This belief is based on all available evidence including historical operating results, projections of taxable income and tax planning strategies.
As of June 30, 2005, earnings of King’s non-U.S. subsidiaries are considered to be indefinitely reinvested. No provision for income taxes has been provided thereon. Upon distribution of those earnings in the form of dividends or otherwise, the Parent could be subject to both U.S. taxes and withholding taxes payable to various foreign countries. It is not practicable to estimate the amount of additional tax that might be payable on this undistributed foreign income.

6. Employee Benefits
401(k) Employee Savings Plan
The Parent’s defined contribution plan qualifies under section 401(k) of the Internal Revenue Code. It covers substantially all U.S. employees of King and contains a provision whereby the Parent matches a percentage of employee contributions. The costs associated with the defined contribution plan totaled $346 for the six months ended June 30, 2005 for King employees.
Pension Plans
For certain UK employees, the Parent assumed a defined contribution plan and a defined benefit pension plan in connection with the acquisition of the King business on October 20, 2004. Contributions under the defined contribution plan are determined as a percentage of gross salary. The UK defined benefit pension plan has two participating employers who are subsidiaries of the Parent and are not part of King. Certain employees of these subsidiaries work solely on activates related to the King business. Historically, their costs have been allocated to King on a monthly basis as part of the Parent’s normal business practice and are therefore included in the historical King financial statements.
The Parent also has a qualified, non-contributory pension plan. Under this plan, benefits are based on participants’ final average monthly compensation and years of service. Participants’ rights vest upon completion of five years of service. Pension expense of $158 related to this plan has been allocated to King’s statements of operations for the six months ended June 30, 2005 based on King’s revenue as a percentage of total consolidated Parent revenue.
Post Retirement Benefit Plans
Under another defined benefit plan, the Parent provides some executives with supplemental retirement benefits. This plan is unfunded and non-qualified under the provisions of the Employee Retirement Income Securities Act of 1974. The Parent has, however, obtained several key-person life insurance policies with the intention of using their cash surrender value to fund this plan. The accompanying statement of operations for the six months ended June 30, 2005 includes an allocation of $103 related to this post retirement benefit plan based on King’s revenue as a percentage of total consolidated Parent revenue.
The following table provides reconciliations of the changes in benefit obligations, fair value of plan assets and funded status of the Parent’s defined benefit plans mentioned above.

Components of net periodic benefit cost

	June 30, 2005
		Supplemental
	Pension Benefits	Retirement Benefits
Service cost	$2,315	$225
Interest cost	4,302	505
Expected return on plan assets	(3,905)	—
Amortization of transition obligation	—	—
Amortization of prior service cost	(274)	(80)
Amortization of net loss	293	427

Net periodic benefit cost	$2,731	$1,077

7. Stock Compensation Plans
King has no separate employee stock option plan; however, employees of King participate in the Parent’s stock option plans. These plans provide for the grant of incentive and nonqualified stock options, stock appreciation rights, restricted or unrestricted common stock and other equity awards. Under the Parent’s plans, all of which are fixed accounting plans, options are granted to purchase common stock at 100% of the fair market value on the date of grant. Options granted to employees vest in equal installments generally over one to three years and have a maximum term of 10 years. In addition, a number of grants made to King employees vested immediately.
Under the Parent’s 2000 Plan, shares of restricted common stock of the Parent may be granted at no cost to officers and key employees. Recipients are entitled to cash dividends and to vote their respective shares. Restrictions limit the sale or transfer of these shares until they vest, which is typically over a three-year period. Upon issuance of restricted stock awards under the plan, unearned compensation equivalent to the market value at the measurement date is determined and amortized as compensation expense over the vesting period. The weighted average fair value of those restricted stock awards issued to King employees from January 1 thru June 30, 2005 was $47.57. As of June 30, 2005, a total of 26,800 restricted stock awards issued to King employees were outstanding.
The following table summarizes stock option activities under the Parent’s plans as it relates to King employees who participate in these plans:

			Average
	Shares	Exercise Price	Exercise Price
Options outstanding as of December 25, 2004	186,767	$0.24 - $47.40	$22.53

Options granted	62,400	$47.36 - $47.75	$47.60
Options exercised	(28,658)	$0.50 - $29.55	$20.46
Options canceled	—	$—	$—

Options outstanding as of June 30, 2005	220,509	$0.24 - $50.59	$29.54
Options exercisable as of June 30, 2005	32,440	$0.24 - $29.55	$18.05

	OPTIONS OUTSTANDING			OPTIONS EXERCISABLE
		Weighted Average	Weighted	Exercisable as of	Weighted
Range of	Outstanding as of	Remaining Contractual	Average	June 30,	Average
Exercise Prices	June 30, 2005	Life (years)	Exercise Price	2005	Exercise Price
$0.00 — $10.00	1,971	5.2	$0.24	1,971	$0.24
$10.01 — $20.00	56,254	6.9	$13.25	17,191	$13.25
$20.01 — $30.00	93,884	8.3	$26.67	13,278	$26.92
$30.01 — $40.00	—	—	$—	—	$—
$40.01 — $50.00	68,400	9.7	$47.45	—	$—
	220,509	8.3	$29.46	32,440	$18.05
8. Commitments and Contingencies
Operating Leases
Rental expense incurred directly by King under non-cancelable operating leases for the six months ended June 30, 2005 was $3,021.
The following table reflects King’s non-cancelable operating lease commitments as of June 30, 2005:

2006	4,808
2007	5,536
2008	5,632
2009	5,727
2010	4,809
Thereafter	10,687

Insurance
The Parent maintains insurance for workers’ compensation, various liability lines and employee medical with per claim loss limits up to $500. Aggregate loss limits for workers compensation, auto liability and general liability is projected at $4,450. The Parent has historically charged King a portion of its general insurance expense. The accompanying combined statement of operations for the six months ended June 30, 2005 includes a charge of $118 from the Parent related to insurance based on King revenue as a percentage of total consolidated parent revenue.
Litigation
Various lawsuits, claims and proceedings of a nature considered normal to its business are pending against the Parent. In the opinion of management, the outcome of such proceedings and litigation currently pending will not materially affect the Parent or King’s combined financial statements.
9. Related Party Transactions
Related Party Revenue
King revenue from sales of management data services to the Parent was $1,539 for the six months ended June 30, 2005. In addition, King purchased central lab services from the Parent for inclusion in its sales to third parties totaling $155 for the six months ended June 30, 2005.
Parent Allocations
King’s costs and expenses include allocations from the Parent for accounting, executive compensation, legal, investor relations, pension, general insurance, rent, depreciation, stock compensation and other miscellaneous expenses. These allocations have been determined on bases that King and the Parent considered to be a reasonable reflection of the utilization of services provided or the benefit received by King. The allocation methods include direct utilization of services, revenue as a percentage of total consolidated Parent revenue and fair value of King. Allocated costs included in the statement of operations were as follows for the six months ended June 30, 2005:

Selling and administrative	$3,740
King’s employees participate in various Parent-sponsored employee benefit plans (See Notes 6 and 7).
King’s assets and liabilities include allocations from the Parent related to other intangibles (See Note 1). The combined balance sheet of King includes the following allocated assets as of June 30, 2005:

Other intangible assets	34,804

Due to Parent
Due to Parent is comprised of trade payable balances owed to the Parent and the Parent’s other businesses incurred by King in its normal course of operations. Historically, interest has not been charged to King on these amounts as they relate primarily to trade payables. If the Parent had charged interest to King on these balances it would have been approximately $800 based on the prevailing interest rate on similar arrangements of 5% applied to amounts outstanding through out the six months ended June 30, 2005.
Parent Company Investment
Parent company investment consists of the Parent’s equity investment in King. Changes in the Parent’s net investment represent the Parent’s transfer of its net investment in King, after giving effect to the net earnings of King.
10. Business Segment and Geographic Information
Description of Business
King has one reportable segment that manages every aspect of clinical trials from clinical development plans and protocol design to New Drug Applications and post-marketing surveillance. King provides a comprehensive range of services as either a full-service package or as individual stand-alone services. In addition to conducting single site studies in many parts of the world, King has a proven track record of managing large international multi-center trials culminating in regulatory filings. Organized into teams by therapeutic area, each team is led by a physician or Project Manager and is comprised of members with experience from all key operational areas. These activities and revenues are performed and earned primarily in the United States and Europe. Based in North Carolina and Scotland, King has a strong presence in Europe and North America with 18 offices worldwide and operations in over 20 countries.

Phase II – IV Clinical Services Business

Report of Independent Auditors
To the Board of Directors and Shareholders of
Charles River Laboratories International, Inc.:
In our opinion, the accompanying combined balance sheet and the related combined statement of operations, changes in invested equity and total comprehensive income and cash flows presents fairly, in all material respects, the financial position of the Charles River Laboratories International, Inc. Phase II-IV, Clinical Service business (the “Company”) at July 1, 2006, and the results of its operations and its cash flows for the six months ended July 1, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
Phases II-IV Clinical Service business is comprised of a portion of Charles River Laboratories International, Inc.’s clinical trials management services, including medical data sciences services and regulatory support to the pharmaceutical and biotechnology industries, which were historically integrated with the businesses of Charles River Laboratories International, Inc.; consequently, as indicated in Note 1 to the financial statements, these financial statements have been derived from the combined financial statements and accounting records of Charles River Laboratories International, Inc., and reflect significant assumptions and allocations. Moreover, as indicated in Note 1, Phase II-IV Clinical Service business relies on Charles River Laboratories International, Inc. for certain administrative services and financing. Accordingly, these financial statements do not necessarily reflect the financial position, results of operations, and cash flows of Phase II-IV Clinical Service business had it been a stand-alone company.

/s/ PricewaterhouseCoopers LLP

November 1, 2006

Phase II – IV Clinical Services Business
COMBINED STATEMENT OF OPERATIONS
(dollars in thousands)

Six Months
Ended July 1,
2006
Net sales	$56,355
Cost of sales	38,975

Gross profit	17,380
Selling, general and administrative	14,348
Amortization of intangibles	4,242

Operating loss	(1,210)
Other income (expense)
Interest income	192
Other, net	(365)

Loss before income taxes	(1,383)
Provision for income tax benefit	(466)

Net loss	$(917)

The accompanying notes are an integral part of the combined financial statements.

Phase II – IV Clinical Services Business
COMBINED BALANCE SHEET
(dollars in thousands)

July 1,
2006
Assets
Current assets
Cash and cash equivalents	$17,056
Trade receivables, net	28,619
Restricted cash	1,683
Deferred income taxes	4,374
Other current assets	3,549

Total current assets	55,281
Property, plant and equipment, net	7,371
Goodwill	320,075
Other intangibles, net	19,951
Deferred income taxes	2,696

Total assets	$405,374

Liabilities and Invested Equity
Current liabilities
Accounts payable	$1,358
Due to parent	2,831
Accrued compensation	3,315
Deferred income	20,481
Accrued liabilities	5,275

Total current liabilities	33,260
Other long-term liabilities	8,167

Total liabilities	41,427

Commitments and contingencies Invested equity
Parent’s net investment	364,005
Accumulated other comprehensive income	(58)

Total invested equity	363,947

Total liabilities and invested equity	$405,374

The accompanying notes are an integral part of the combined financial statements.

Phase II – IV Clinical Services Business
COMBINED STATEMENT OF CHANGES IN INVESTED EQUITY AND TOTAL
COMPREHENSIVE INCOME
(dollars in thousands)

Six Months Ended July 1,
2006
Parent’s net investment:
Balance, December 31, 2005	$339,022
Net transfers from parent	25,899
Net loss	(917)

Balance, July 1, 2006	$364,005

Accumulated other comprehensive income (loss):
Balance, December 31, 2005	$344
Foreign currency translations	(402)

Balance, July 1, 2006	$(58)

Total invested equity	$363,947

Total comprehensive income (loss):
Net loss	$(917)
Other comprehensive income	(402)

Total comprehensive loss	$(1,319)

The accompanying notes are an integral part of the combined financial statements.

Phase II – IV Clinical Services Business
COMBINED STATEMENT OF CASH FLOWS
(dollars in thousands)

Six Months
Ended July
1, 2006
Cash flows relating to operating activities
Net loss	$(917)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,134
Deferred income taxes	(1,237)
Changes in assets and liabilities:
Trade receivables	(4,658)
Other current assets	(445)
Accounts payable	(158)
Due to parent	(2,574)
Deferred income	853
Accrued liabilities and compensation	2,765
Other long-term liabilities	(683)

Net cash used in operating activities	(920)

Cash flows relating to investing activities
Capital expenditures	(605)
Net cash used in investing activities	(605)

Effect of exchange rate changes on cash and cash equivalents	341

Net change in cash and cash equivalents	(1,184)
Cash and cash equivalents, beginning of period	18,240

Cash and cash equivalents, end of period	17,056

The accompanying notes are an integral part of the combined financial statements.

Phase II – IV Clinical Services Business
NOTES TO COMBINED FINANCIAL STATEMENTS
(dollars in thousands)
1. Background and Basis of Presentation
Background
The accompanying combined financial statements are those of the Phase II-IV Clinical Services business (“King”) of Charles River Laboratories International, Inc.’s (the “Parent”). King is a leading provider of Phase II-IV clinical trials management services, including medical data sciences services and regulatory support to the pharmaceutical and biotechnology industries on a worldwide basis.
Basis of Presentation
The accompanying combined financial statements include the assets, liabilities, operating results and cash flows of King as included in the historical financial statements of the Parent. King’s costs and expenses include allocations from the Parent for centralized corporate management and administrative costs which provide benefits to both King and other businesses of the Parent. Management believes the assumptions used to prepare King’s combined financial statements from the historical statements of the Parent are reasonable. However, the financial information included herein may not necessarily reflect the combined financial position, operating results, changes in invested equity and cash flows of King in the future or what they would have been had King been a separate, stand-alone entity during the period presented. Because a direct ownership relationship did not exist among all the various units comprising King, the Parent’s net investment in King is shown in lieu of stockholders’ equity in the financial statements. The Parent committed to provide financial support to King to continue operations through September 2006. (see Note 12)
The following assumptions related to allocations are reflected in the combined financial statements:
Corporate Costs
Corporate costs represent costs associated with management and administrative functions located at the Parent’s headquarters in Wilmington, MA. These costs include accounting, executive compensation, legal, investor relations, pension, general insurance, rent, depreciation and other miscellaneous expenses and were allocated based on King’s revenue as a percentage of total consolidated Parent revenue since they provide benefit to both King and other businesses of the Parent. In addition, stock compensation expense has been allocated to the combined financial statements as it directly relates to King employees. While management believes the allocations have been made in a reasonable manner, the results are not indicative of expenses which might have been incurred by the King business had it been operated as a stand-alone entity during that time, nor are the results an indication of how it is expected to operate as a stand-alone entity in the future.

Goodwill and Intangible Assets
Goodwill and certain other intangible assets resulting from the acquisition of King by the Parent in October 2004 have been allocated to the combined financial statements based on the fair value of King as of December 2005.
Pension and Other Benefit Plans
The Parent has a defined contribution plan and a defined benefit pension plan pension covering certain UK employees of King. The UK pension plan has two participating employers who are subsidiaries of the Parent and are not part of King. Certain employees of these subsidiaries work solely on King business. Historically, their costs have been allocated to King on a monthly basis as part of the Parent’s normal business practice.
In addition, the Parent has a qualified, non-contributory benefit plan that covers certain US corporate management employees who provide services to both King and the Parent’s other businesses. Pension expense has been allocated to the accompany statement of operations based on King’s revenue as a percentage of total consolidated Parent revenue.
Under another defined benefit plan, the Parent provides some executives with supplemental retirement benefits. The accompanying financial statements include an allocation of this supplemental retirement expense which is also based on King’s revenue as a percentage of total consolidated Parent revenue.
Income Taxes
The Parent and certain subsidiaries file a U.S. consolidated federal income tax return. In addition, separate tax returns are filed in a number of non-U.S. jurisdictions. These tax filings include all activities of King. The accompanying combined financial statements reflect the deferred tax assets and liabilities and related income tax provision as if King’s activities in each tax jurisdiction were prepared on a separate return basis.
2. Summary of Significant Accounting Policies
Principles of Combination
The accompanying combined financial statements are those of King and include all assets, liabilities and expenses directly attributable to King, as well as reasonable estimated allocations of corporate, general and administrative assets, liabilities, and other functions and services provided by the Parent. All significant intracompany transactions and balances have been eliminated in combination.
Preparation of Financial Statements and Use of Estimates
The preparation of combined financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent liabilities. On an ongoing basis, management evaluates its estimates, including those related to investments, goodwill, intangible and other long-lived assets, bad debts, income taxes, pensions, inter-company cost allocations, contingencies and litigation. Management bases its estimates on historical experience and on appropriate and customary assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ significantly from these estimates.

Cash and Cash Equivalents
As of July 1, 2006, King had cash and cash equivalents of $17,056. Restricted cash represents money held in escrow for certain clients for use on their studies.
Significant Customers
During the fiscal six months ended July 1, 2006, revenues from one customer represented approximately 12% of total net sales. Accounts receivable for this customer were approximately $5,257 or 18% at July 1, 2006. There were no other customers that accounted for more than 10% of revenues or accounts receivable during this period.
Trade Receivables and Concentrations of Credit Risk
King records trade receivables net of allowance for doubtful accounts. King establishes an allowance for doubtful accounts which it believes is adequate to cover anticipated losses on the collection of all outstanding trade receivable balances. The adequacy of the doubtful account allowance is based on historical information, a review of major customer accounts, receivable balances and management’s assessment of current economic conditions. The allowance for doubtful accounts was $200 as of July 1, 2006.
The composition of net trade receivables is as follows:

July 1, 2006
Customer receivables	$13,814
Unbilled revenue	15,005

Total	28,819
Less allowance for doubtful accounts	(200)

Net trade receivables	$28,619

Financial instruments that potentially subject King to concentrations of credit risk consist primarily of trade receivables from customers in the pharmaceutical and biotechnology industries. King believes its exposure to credit risk to be minimal, as these industries have experienced significant growth and the customers are predominantly well established and viable.
Other Current Assets
Other current assets consist of assets King will utilize within the next twelve months.
The composition of other current assets is as follows:

July 1, 2006
VAT and other tax	$344
Deposits	1,011
Computer licenses and leases	607
Employee related	562
Insurance	265
King sale related	365
Travel	304
Other	91

$3,549

Property, Plant and Equipment
Property, plant and equipment, including improvements that significantly add to productive capacity or extend useful life, are recorded at cost, while maintenance and repairs are expensed as incurred. Depreciation is calculated for financial reporting purposes using the straight-line method based on the estimated useful lives of the assets as follows: machinery and equipment, 2 to 20 years; furniture and fixtures, 5 to 7 years; vehicles, 2 to 4 years; and leasehold improvements, the shorter of estimated useful life or the lease periods.
The composition of net property, plant and equipment is as follows:

July 1,
2006
Machinery and equipment	$5,651
Leasehold improvements	3,994
Furniture and fixtures	1,980

Total	$11,625
Less accumulated depreciation	(4,254)

Net property, plant and equipment	$7,371

Depreciation expense for six months ended July 1, 2006 was $1,255.
Goodwill and Other Intangible Assets
King accounts for goodwill and other intangible assets in accordance with Statement of Financial Accounting Standards, “SFAS” No. 142, “Goodwill and Other Intangible Assets,” which establishes financial accounting and reporting standards for acquired goodwill and other intangible assets. SFAS No. 142 requires that indefinite-lived intangible assets are no longer amortized but are reviewed at least annually for impairment. Separate intangible assets that have finite useful lives continue to be amortized over their estimated useful lives.
SFAS No. 142 also requires that goodwill be tested at least annually as well as when a triggering event occurs for potential impairment using a two-step process. During the first quarter of fiscal 2006, King performed a goodwill impairment test and concluded there was no impairment of goodwill. The identification and valuation of these intangible assets and the determination of the estimated useful lives at the time of acquisition require significant management judgments and estimates. These estimates are made based on, among others, reviews of projected future income cash flows and statutory regulations. The use of alternative estimates and assumptions could increase or decrease the estimated fair value of our goodwill and other intangible assets, and potentially result in a different impact to our results of operations.
Impairment of Long-Lived Assets
King evaluates long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposal are less than its carrying amount. In such instances, the carrying value of long-lived assets is reduced to the estimated fair value, as determined using an appraisal or discounted cash flows, as appropriate.
Other Long-Term Liabilities
Other long-term liabilities consist of liabilities King does not intend to settle within the next twelve months.
          The composition of other long-term liabilities is as follows:

July 1, 2006
Lease obligations	$8,167
Stock-Based Compensation Plans
     Certain King employees participate in stock compensation plans of the Parent. Employee stock awards under the compensation plans of the Parent are accounted for as if they were issued by King. On January 1, 2006, King adopted Statement of Financial Accounting Standards No. 123(R) (“SFAS No. 123(R)”), “Accounting for Stock-Based Compensation,” using the modified prospective application transition method, which results in the provisions of SFAS 123(R) being applied to the combined financial statements on a going-forward basis. Prior periods have not been restated. SFAS 123(R) requires companies to recognize share-based payments to employees as compensation expense on a fair value method. Under the fair value recognition provisions of SFAS 123(R), stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense over the requisite service period, which generally represents the vesting period. The fair value of stock options is calculated using the Black-Scholes option-pricing model and the fair value of restricted stock is based on intrinsic value. The expense recognized over the requisite service period is required to include an estimate of the awards that will be forfeited. The expected rate of forfeitures for stock options is 6% annually which is based upon historical forfeitures.
Stock-based employee compensation expense was $676 before tax for the six months ending July 1, 2006. King recognized the full impact of stock compensation in selling, general and administrative expense in the combined statement of operations for the six months ended July 1, 2006 under SFAS 123(R) and did not capitalize any such costs on the consolidated balance sheet, as such costs that qualified for capitalization were not material.
King recognizes compensation expenses for fixed restricted stock grants over the restriction period.
The fair value of stock option grants was calculated using the Black-Scholes option-pricing model with the following weighted average assumptions used for option grants:

2006
Risk-free interest rate	4.42%
Volatility factor	30%
Expected life (years)	4.43 years
The above compensation expense relates to options held by employees dedicated solely to King activities.

Revenue Recognition
King recognizes revenue related to its services in accordance with the SEC Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition.”
King’s revenue is comprised of clinical Phase II to IV trials as well as clinical trials management services and is generally evidenced by customer contracts. King provides clinical trials management services which include customized program management to coordinate and manage clinical trial programs.
The clinical Phase II to IV trials services arrangements typically range from six months up to approximately 24 months in length. These agreements are negotiated for a fixed fee. Clinical trial management are of a longer-term nature, from six months to five years, and are billed at agreed upon rates as specified in the contract.
King’s service revenues are recognized upon King’s completion of the agreed upon performance criteria. These performance criteria are generally in the form of either study protocols or specified activities or procedures which King is engaged to perform. These performance criteria are established by King’s customers and do not contain acceptance provisions which are based upon the achievement of certain study or laboratory testing results. Revenue on agreed-upon rate contracts is recognized as services are performed, based upon rates specified in the contract. Revenue of fixed fee contracts is recognized as services are performed in accordance with agreed-upon study protocols.
Deferred and unbilled revenue is recognized in the consolidated balance sheets. In some cases, a portion of the contract fee is paid at the time the study is initiated. These advances are deferred and recognized as revenue as services are performed. Unbilled services are recorded for revenues recognized to date and relate to amounts that are currently unbillable to the customer pursuant to contractual terms. In general, amounts become billable upon the achievement of milestones or in accordance with predetermined payment schedules.
Guarantees
King includes standard indemnification provisions in its customer contracts, which include standard provisions limiting King’s liability under such contracts, including the King’s indemnification obligations, with certain exceptions.
Fair Value of Financial Instruments
The carrying amounts of the King’s significant financial instruments, which include accounts receivable and accounts payable, approximate their fair values at July 1, 2006.
Income Taxes
Historically King’s U.S. results of operations have been included in the Parent’s U.S. consolidated federal income tax returns. Income tax benefit reported in King’s statements of operations has been calculated on a separate tax return basis. Therefore, the taxes presented in the accompanying combined financial statements are not necessarily reflective of the tax strategies that King would have followed or will follow as a separate stand-alone company.

King accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes.” The asset and liability approach underlying SFAS No. 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and tax basis of King’s assets and liabilities. A valuation allowance is provided for deferred tax assets if it is more likely than not that these items will expire before King is able to realize their benefits or that their future deductibility is uncertain.
Pension Obligations
The Parent recognizes obligations associated with its defined benefit pension plans in accordance with SFAS No. 87, “Employers Accounting for Pensions.” Assets, liabilities and expenses are calculated by accredited independent actuaries. As required by SFAS No. 87, the Parent is required to make certain assumptions to value the plan assets and liabilities. These assumptions are reviewed annually, or whenever otherwise required by SFAS No. 87, based on reviews of current plan information and consultations with independent investment advisors and actuaries. The selection of assumptions requires a high degree of judgment and may materially change from period to period. The Parent does not offer other defined benefits associated with post-retirement benefit plans other than pensions. The Parent adopted the disclosure requirements under SFAS No. 132R, “Employers’ Disclosure about Pensions and Other Postretirement Benefits, an Amendment of FASB Statements No. 87, 88 and 106,” as of December 25, 2004 for both domestic and foreign defined benefit plans.
Foreign Currency Translation
The functional currencies of King’s foreign subsidiaries are in local currency. In accordance with SFAS No. 52, “Foreign Currency Translation,” the financial statements of these subsidiaries are translated into U.S. dollars as follows: assets and liabilities at year-end exchange rates; income, expenses and cash flows at average exchange rates; and shareholders’ equity at historical exchange rates. The resulting translation adjustment is recorded as a component of accumulated other comprehensive income in the accompanying balance sheet. Exchange gains and losses on foreign currency transactions are recorded as other income or expense.
Comprehensive Income
Comprehensive income (loss) includes net income (loss) and the change in accumulated other comprehensive income (loss). King’s accumulated other comprehensive income (loss) shown on the combined balance sheet consists solely of foreign currency translation adjustments which are not adjusted for income taxes since they relate to indefinite investments in non-U.S. operations.
New Accounting Pronouncements
The Financial Accounting Standards Board (“FASB”) has issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FAS No. 109 (FIN 48), which clarifies the accounting for uncertainty in income taxes. Currently, the accounting for uncertainty in income taxes is subject to significant and varied interpretations that have resulted in diverse and inconsistent accounting practices and measurements. Addressing such diversity, FIN 48 prescribes a consistent recognition threshold and measurement attribute, as well as clear criteria for subsequently recognizing, derecognizing and measuring changes in such tax positions for financial statement purposes. FIN 48 also requires expanded disclosure with respect to the uncertainty in income taxes. FIN 48 is effective for fiscal years beginning after December 15, 2006. King is currently in the process of evaluating the interpretation and has not yet determined the impact, if any; FIN48 will have on its combined financial results.
In September 2006, the FASB issued Statement No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106, and 132(R)(Statement 158). Among other items, Statement 158 requires recognition of the overfunded or underfunded status of an entity’s defined benefit postretirement plan as an asset or liability in the financial statements, requires the measurement of defined benefit postretirement plan assets and obligations as of the end of the employer’s fiscal year, and requires recognition of the funded status of defined benefit postretirement plans in other comprehensive income. Statement 158 is effective for fiscal years ending after December 15, 2006, and early application is encouraged. King is evaluating the impact this interpretation will have on its financial position.
In September 2006, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin No. 108 (SAB 108). Due to diversity in practice among registrants, SAB 108 expresses SEC staff views regarding the process by which misstatements in financial statements are evaluated for purposes of determining whether financial statement restatement is necessary. SAB 108 is effective for fiscal years ending after November 15,2006, and early application is encouraged. SAB 108 is effective for fiscal years ending after November 15,2006, and early application is encouraged. King does not believe SAB 108 will have a material impact on its results from operations or financial position.
3. Business Acquisition
On October 20, 2004, the Parent’s shareholders approved a merger agreement with Inveresk Research Group (Inveresk) which includes the King business. Under the terms of the merger agreement, Inveresk shareholders received 0.48 shares of the Parent’s common stock and $15.15 in cash for each share of Inveresk common stock they owned. The purchase price of $1,458,057 consisted of $841,042 representing the fair value of the Parent’s common stock of 18,451,996 shares issued, $582,391 of cash consideration, the fair value of the Parent’s stock options exchanged for Inveresk stock options and transaction costs incurred by the Parent. The Parent utilized $161,229 of available cash and $500,000 of borrowings under the credit facility for the cash consideration paid to Inveresk shareholders and to pay off Inveresk’s existing credit facility of approximately $78,838.
     The purchase price associated with the Inveresk acquisition was as follows:

Stock consideration	$841,042
Cash consideration	582,391
Fair value of stock options exchange	30,350
Transaction costs	4,274

Purchase price	1,458,057
Cash acquired	(41,726)

Purchase price, net of cash acquired	$1,416,331

     The preliminary purchase price allocation associated with the Inveresk acquisition was as follows:

Current assets	$98,415
Property, plant and equipment	128,082
Current liabilities	(201,293)
Non-current liabilities	(147,505)
Goodwill and other intangibles acquired	1,538,632

Total purchase price allocation	$1,416,331

		Weighted
		average
		amortization
		life (years)
Customer relationships	$167,700	21
Backlog	63,700	3
Trademarks and trade names	700	1
Goodwill	1,306,532	—

Total goodwill and other intangibles	$1,538,632

4. Other Charges
During the second quarter of 2006, King recorded outside consultant fees of $1,243 related to the sale. These charges are included in selling, general and administrative expense in the combined statement of operations for the six months ended July 1, 2006.
5. Goodwill and Other Intangible Assets
The following table displays goodwill and other intangible assets subject to amortization:

	July 1, 2006
	Gross
	Carrying	Accumulated
	Amount	Amortization
Goodwill	$320,075	$—
Other intangible assets subject to amortization:
Backlog	12,582	(11,028)
Customer relationships	24,005	(5,608)

Total other intangible assets	$36,587	$(16,636)

Estimated amortization expense for the remainder of 2006 and the next four years is as follows:

2006	$4,264
2007	4,457
2008	3,284
2009	2,376
2010	1,687
6. Income Taxes
An analysis of the components of King’s income before income taxes and the related provision for income taxes is presented below:

Six Months Ended
July 1, 2006
Income before income taxes
U.S.	$(3,134)
Non-U.S.	1,751

$(1,383)

Income tax provision
Current:
Federal	$256
Foreign	465

Fiscal Quarter Ended
July 1, 2006
State and local	35

Total current	$756

Deferred:
Federal	$(1,194)
Foreign	182
State and local	(210)

Total deferred	(1,222)

Total tax provision	$(466)

Net deferred taxes, detailed below, recognize the impact of temporary differences between the amounts of assets and liabilities recorded for financial statement purposes and such amounts measured in accordance with tax laws.

July 1, 2006
Compensation related	$729
Accruals	815
Goodwill and other intangibles	(10,400)
Net operating loss and credit carryforwards	17,833
Depreciation and amortization	4,697
Deferred income	4,143
Other	(2,667)
Valuation allowance	(8,080)

Total deferred taxes	$7,070

Reconciliations of the statutory U.S. federal income tax rate to effective tax rates are as follows:

July 1, 2006
Tax at statutory U.S. tax rate	$(484)
Change in valuation allowance	(147)
State income taxes, net of federal tax benefit	35
Other	130

$(466)

As of July 1, 2006, King has total U.S. net operating loss carry forwards of approximately $25,200 which will begin to expire in 2024. Non-U.S. net operating losses at July 1, 2006 were approximately $29,600 which may be carried forward indefinitely.
As of July 1, 2006 King has provided a valuation allowance of $27,000 all of which will result in a reduction of goodwill upon reversal. King has recognized the balance of deferred tax assets on the belief that it is more likely than not that they will be realized. This belief is based on all available evidence including historical operating results, projections of taxable income and tax planning strategies.
As of July 1, 2006, earnings of King’s non-U.S. subsidiaries are considered to be indefinitely reinvested. No provision for income taxes has been provided thereon. Upon distribution of those earnings in the form of dividends or otherwise, the Parent would be subject to both U.S. taxes and withholding taxes payable to various foreign countries. It is not practicable to estimate the amount of additional tax that might be payable on this undistributed foreign income.

7. Employee Benefits
401(k) Employee Savings Plan
The Parent’s defined contribution plan qualifies under section 401(k) of the Internal Revenue Code. It covers substantially all U.S. employees of King and contains a provision whereby the Parent matches a percentage of employee contributions. The costs associated with the defined contribution plan totaled $274 for the six months ended July 1, 2006 for King employees.
Pension Plans
For certain UK employees, the Parent assumed a defined contribution plan and a defined benefit pension plan in connection with the acquisition of the King business on October 20, 2004. Contributions under the defined contribution plan are determined as a percentage of gross salary. The UK defined benefit pension plan has two participating employers who are subsidiaries of the Parent and are not part of King. Certain employees of these subsidiaries work solely on activates related to the King business. Historically, their costs have been allocated to King on a monthly basis as part of the Parent’s normal business practice and are therefore included in the historical King financial statements.
The Parent also has a qualified, non-contributory pension plan. Under this plan, benefits are based on participants’ final average monthly compensation and years of service. Participants’ rights vest upon completion of five years of service. Pension expense of $202 related to this plan has been allocated to King’s statements of operations for the six months ended July 1, 2006 based on King’s revenue as a percentage of total consolidated Parent revenue.

Post Retirement Benefit Plans
Under another defined benefit plan, the Parent provides some executives with supplemental retirement benefits. This plan is unfunded and non-qualified under the provisions of the Employee Retirement Income Securities Act of 1974. The Parent has, however, obtained several key-person life insurance policies with the intention of using their cash surrender value to fund this plan. The accompanying statement of operations for the year ended July 1, 2006 includes an allocation of $182 related to this post retirement benefit plan based on King’s revenue as a percentage of total consolidated Parent revenue.
The following table provides the components of net periodic benefit cost for the Parent’s defined benefit plans:
     Pension Benefits

Six
Months
ended
July 1,
2006
Service cost	$2,249
Interest cost	4,243
Expected return on plan assets	(3,855)
Amortization of transition obligation	—
Amortization of prior service cost	(336)
Amortization of net loss (gain)	233

Net periodic benefit cost	$2,524

Company contributions	$3,649

     Supplemental Retirement Benefits

Six
Months
ended
July 1,
2006
Service cost	$580
Interest cost	651
Amortization of prior service cost	76
Amortization of net loss (gain)	460

Net periodic benefit cost	$1,767

     The Company expects to contribute $7,309 to these plans during 2006.
8. Stock Compensation Plans
King has no separate employee stock option plan; however, employees of King participate in the Parent’s stock option plans. These plans provide for the grant of incentive and nonqualified stock options, stock appreciation rights, restricted or unrestricted common stock and other equity awards. Under the Parent’s plans, all of which are fixed accounting plans, options are granted to purchase common stock at 100% of the fair market value on the date of grant. Options granted to employees vest in equal installments generally over one to three years and have a maximum term of 10 years. In addition, a number of grants made to King employees vested immediately.
Under the Parent’s 2000 Plan, shares of restricted common stock of the Parent may be granted at no cost to officers and key employees. Recipients are entitled to cash dividends and to vote their respective shares. Restrictions limit the sale or transfer of these shares until they vest, which is typically over a three-year period. There were no restricted stock awards issued to King employees during the six months ended July 1, 2006. As of July 1, 2006, a total of 16,267 restricted stock awards issued to King employees were outstanding.
The following table summarizes stock option activities under the Parent’s plans as it relates to King employees who participate in these plans:

			Weighted
			Average
	Shares	Exercise Price	Exercise Price
Options outstanding as of December 31, 2005	184,970	$0.24 - $50.59	$31.36

Options granted	2,850	$46.00 - $46.00	$46.00
Options exercised	(53,049)	$13.25 - $47.75	$23.09
Options canceled	(5,323)	$13.25 - $47.75	$39.77

Options outstanding as of July 1, 2006	129,448	$0.24 - $50.59	$34.84
Options exercisable as of July 1, 2006	57,613	$0.24 - $47.75	$27.80

	OPTIONS OUTSTANDING			OPTIONS EXERCISABLE
	Outstanding as of	Weighted Average	Weighted	Exercisable as of	Weighted
Range of	July 1,	Remaining Contractual	Average	July 1,	Average
Exercise Prices	2006	Life (years)	Exercise Price	2006	Exercise Price
$0.00 - $10.00	1,973	4.2	$.024	1,971	$0.24
$10.01 - $20.00	21,048	6.1	$13.25	21,048	$13.25
$20.01 - $30.00	39,827	7.4	$26.84	14,158	$24.96
$30.01 - $40.00	—	—	$—	—	$—
$40.01 - $50.00	64,150	8.7	$47.36	20,436	$47.42
$50.01 - $60.00	2,450	9.2	$50.59	—	$—
	129,448	7.8	$34.84	57,613	$27.80
Aggregate intrinsic value	$5,790			$2,577
The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value, based on the Parent Company’s common stock price of $44.73 as of July 1, 2006, which would have been received by the option holders had all in-the-money options been exercised.

The following table summarizes the non-vested stock option activity in the Parent’s equity incentive plans from December 31, 2005 through July 1, 2006:

		Weighted
		Average
		Exercise
(Options in thousands)	Stock Options	Price
Non-vested at December 31, 2005	125,297	$38.06
Granted	2,850	46.00
Forfeited	(4,550)	42.37
Vested	(51,764)	33.70

Non-vested at July 1, 2006	71,833	$40.49
The total intrinsic value of options exercised during the six months ended July 1, 2006 was $2,373. The total cash received by the Parent from King employees as a result of employee stock option exercises during the six months ended July 1, 2006 was approximately $1,225, respectively. In connection with these exercises, the tax benefits realized by the Parent for the six months ended July 1, 2006 were $99.
The total fair value of the options vested during the six months ended July 1, 2006 was $1,058.
The Parent settles employee stock option exercises with newly issued common shares.
As of July 1, 2006, there was $674 of total unrecognized compensation cost related to non-vested options granted under the Parent’s equity incentive plans. That cost is expected to be recognized over a weighted-average period of 21.2 months.
The following table summarizes the restricted stock activity from December 31, 2005 through July 1, 2006 under the Parent’s plans as it relates to King employees who participate in these plans:

		Weighted
	Restricted	Average
(Shares in thousands)	Stock	Fair Value
Outstanding December 31, 2005	27,800	$47.68
Granted	0	—
Vested	(8,067)	47.57
Cancelled	(3,466)	47.61

Outstanding July 1, 2006	16,267	$47.75

As of July 1, 2006, there was $652 of total unrecognized compensation cost related to non-vested restricted stock granted under the Parent’s stock plans. That cost is expected to be recognized over a weighted-average period of 21.3 months.
9. Commitments and Contingencies
Operating Leases
Rental expense incurred directly by King under non-cancelable operating leases for the six months ended July 1, 2006 was $2,699.
The following table reflects King’s non-cancelable operating lease commitments as of July 1, 2006:

2006	3,513
2007	6,351
2008	5,845
2009	5,557
2010	4,960
Thereafter	10,149
Insurance
The Parent maintains insurance for workers’ compensation, various liability lines and employee medical with per claim loss limits up to $500. Aggregate loss limits for workers compensation, auto liability and general liability is projected at $4,450. The Parent has historically charged King a portion of its general insurance expense. The accompanying combined statement of operations for the six months ended July 1, 2006 includes a charge of $161 from the Parent related to insurance based on King revenue as a percentage of total consolidated parent revenue.
Litigation
Various lawsuits, claims and proceedings of a nature considered normal to its business are pending against the Parent. In the opinion of management, the outcome of such proceedings and litigation currently pending will not materially affect the Parent or King’s combined financial statements.
10. Related Party Transactions
Related Party Revenue
King revenue from sales of management data services to the Parent was $1,180 for the six months ended July 1, 2006. In addition, King purchased central lab services from the Parent for inclusion in its sales to third parties totaling $412 for the six months ended July 1, 2006.
Parent Allocations
King’s costs and expenses include allocations from the Parent for accounting, executive compensation, legal, investor relations, pension, general insurance, rent, depreciation, stock compensation and other miscellaneous expenses. These allocations have been determined on bases that King and the Parent considered to be a reasonable reflection of the utilization of services provided or the benefit received by King. The allocation methods include direct utilization of services, revenue as a percentage of total consolidated Parent revenue and fair value of King. Allocated costs included in the statement of operations were as follows for the six months ended July 1, 2006:

Selling and administrative	$3,398
In addition, King provides the Parent with services related to shared facilities, management charges and overhead at its UK location based on direct usage. Amounts charged to the Parent for the six months ended July 1, 2006 totaled $905 and are included as a reduction to selling, general and administrative expenses in the combined statement of operations.
King’s employees participate in various Parent-sponsored employee benefit plans (See Notes 6 and 7).

King’s assets and liabilities include allocations from the Parent related to goodwill and other intangibles (See Note 1). The combined balance sheet of King includes the following allocated assets and liabilities as of July 1, 2006:

Goodwill	$190,888
Other intangible assets	19,951
Due to Parent
Due to Parent is comprised of trade payable balances owed to the Parent and the Parent’s other businesses incurred by King in its normal course of operations. Historically, interest has not been charged to King on these amounts as they relate primarily to trade payables. If the Parent had charged interest to King on these balances it would have been approximately $809 for the six months ended July 1, 2006 based on the prevailing interest rate on similar arrangements of 5% applied to amounts outstanding through out the six months ended July 1, 2006.
Parent Company Investment
Parent company investment consists of the Parent’s equity investment in King. Changes in the Parent’s net investment represent the Parent’s transfer of its net investment in King, after giving effect to the net earnings of King.
11. Business Segment and Geographic Information
Description of Business
King has one reportable segment that manages every aspect of clinical trials from clinical development plans and protocol design to New Drug Applications and post-marketing surveillance. King provides a comprehensive range of services as either a full-service package or as individual stand-alone services. In addition to conducting single site studies in many parts of the world, King has a proven track record of managing large international multi-center trials culminating in regulatory filings. Organized into teams by therapeutic area, each team is led by a physician or Project Manager and is comprised of members with experience from all key operational areas. These activities and revenues are performed and earned primarily in the United States and Europe. Based in North Carolina and Scotland, King has a strong presence in Europe and North America with 18 offices worldwide and operations in over 20 countries.
12. Subsequent Events
On August 16, 2006, the Parent completed the sale of King to Kendle International, Inc. (“Kendle”). The sale of the Business was completed in accordance with the terms and conditions of the Stock Purchase Agreement, as amended, between the Parent and Kendle dated as of May 9, 2006.
In connection with the sale of King, the Parent received approximately $215 million in cash, plus additional cash in satisfaction of a working capital adjustment in accordance with the terms and conditions of the Stock Purchase Agreement. The purchase price is also subject to a post-closing working capital purchase price adjustment.